                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                   June 26, 2009

                                            SECURITY CAPITAL CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 000-50224                          64-0681198
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         295 Highway 6 West/P.O. Box 690
         Batesville, Mississippi                                              38606
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 563-9311

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.        Entry into a Material Definitive Agreement.

On June 26, 2009, as part of the Capital Purchase Program established by the U.S. Department of the Treasury
("Treasury") under the Emergency Economic Stabilization Act of 2008 ("EESA"), Security Capital Corporation (the
"Company") entered into a Letter Agreement (including the Securities Purchase Agreement - Standard Terms incorporated by reference therein, the "Purchase Agreement") with Treasury dated June 26, 2009 pursuant to which the Company issued and sold to Treasury for an aggregate purchase price of $17.388 million in cash (i) 17,388 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series UST, no par value per share, having a liquidation preference of $1,000 per share (the "Series UST Preferred Stock"), and (ii) a ten-year warrant to purchase up to 522.00522 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock,
Series UST/W, no par value per share ("Series UST/W Preferred Stock"), at an initial exercise price of $.01 per share (the "Warrant").  The closing of this transaction also occurred on June 26, 2009, and the Warrant was exercised in full by Treasury at closing.

Cumulative dividends on the Series UST Preferred Stock will accrue on the liquidation preference at a rate of 5%
per annum for the first five years, and at a rate of 9% per annum thereafter, but will be paid only if, as, and when declared by the Company's Board of Directors.  The Series UST Preferred Stock has no maturity date and ranks senior to the Company's Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company.  The Series UST Preferred Stock generally is non-voting.  The Series UST/W Preferred Stock shall have the same rights, preferences, privileges, voting rights, and other terms as the Series UST Preferred Stock, except that the Series UST/W Preferred Stock (1) will pay dividends at a rate of 9% per annum from the date of issuance, or June 26, 2009, and (2) may not be redeemed until all the Series UST Preferred Stock has been redeemed.

The Company may redeem the Series UST and Series UST/W Preferred Stock in whole or in part at $1,000 per share after August 15, 2012, provided, however, that no Series UST/W Preferred Stock may be redeemed until all of the
Series UST Preferred Stock has been redeemed.  Prior to this date, except as permitted under the American
Recovery and Reinvestment Act of 2009 and in accordance with the Side Letter Agreement attached hereto as an
Exhibit, the Company may redeem the Series UST Preferred Stock in whole or in part at par if (i) the Company has raised aggregate gross proceeds in one or more Qualified Equity Offerings (as defined in the Purchase Agreement and set forth below) not less than $4.347 million in the case of Series UST Preferred Stock and $130,500 in the case of Series UST/W Preferred Stock, and (ii) the aggregate redemption price does not exceed the aggregate net proceeds from such Qualified Equity Offerings.  Any redemption is subject to the consent of the Federal Reserve
Bank of St. Louis, which is the Company's primary Federal banking regulator.

The Purchase Agreement defines a "Qualified Equity Offering" to mean the sale and issuance for cash by the
Company, to persons other than the Company or any Company subsidiary after the closing, of shares of perpetual
Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Company at the time of issuance under the applicable risk-based capital guidelines of the Company's Federal banking regulator (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

Notwithstanding the foregoing, the American Recovery and Reinvestment Act of 2009 provides that, subject to consultation with the institution's primary Federal banking regulator, CPP participants will be permitted to redeem preferred stock issued in connection with the program, without regard to whether the institution has replaced such funds from any other source or to any waiting period.

The Series UST Preferred Stock, the Warrant, and the Series UST/W Preferred Stock were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The
Company has agreed to register the resale of the Series UST Preferred Stock, the Warrant, and Series UST/W
Preferred Stock as soon as practicable after the date of issuance of the Series UST Preferred Stock, the Warrant, and the Series UST Preferred Stock.  The Series UST Preferred Stock, the Warrant, and the Series UST/W Preferred
Stock are not subject to any contractual restrictions on transfer, except that Treasury and its transferees shall not effect any transfer which would require the Company to become subject to the periodic reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.  The Company is already subject to these reporting requirements.

Copies of the Purchase Agreement, the Warrant, the Certificate of Designations for the Series UST Preferred
Stock, the Certificate of Designations for the Series UST/W Preferred Stock, the form of Series UST Preferred
Stock Certificate, and the form of Series UST/W Preferred Stock Certificate are included as Exhibits to this
Current Report on Form 8-K and are incorporated by reference into this Item 1.01. Also included as an Exhibit is a copy of a side letter agreement clarifying that the relevant portions of the American Recovery and Reinvestment
Act of 2009 and any rules or regulations promulgated thereunder shall control over any contrary provisions in the transaction documents.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02.        Unregistered Sales of Equity Securities.

The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.03.        Material Modification of the Rights of Security Holders.

The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Prior to June 26, 2012, unless the Company has redeemed the Series UST Preferred Stock and the Series UST/W
Preferred Stock or Treasury has transferred the Series UST Preferred Stock and the Series UST/W Preferred Stock
to a third party, the consent of Treasury will be required for the Company to declare or pay any dividend or make any distribution on its common stock (other than cash dividends of not more than $0.50 per share of common stock annually).  After June 26, 2012, and prior to June 26, 2019, unless the Company has redeemed the Series UST
Preferred Stock and the Series UST/W Preferred Stock or Treasury has transferred the Series UST Preferred Stock and the Series UST/W Preferred Stock to a third party, Treasury's consent shall be required for any increase in aggregate common dividends per share greater than 3% per annum, provided that no such increase may be made as a result of any dividend paid in common shares, stock split, or similar transaction.  From and after June 26, 2019, the Company shall be prohibited from paying common dividends or repurchasing any equity securities or trust preferred securities until the Company has redeemed the Series UST Preferred Stock and the Series UST/W Preferred
Stock or Treasury has transferred the Series UST Preferred Stock and the Series UST/W Preferred Stock to a third party.

Also, prior to June 26, 2019, unless the Company has redeemed the Series UST Preferred Stock and the Series UST/W
Preferred Stock or Treasury has transferred the Series UST Preferred Stock and the Series UST/W Preferred Stock
to a third party, the consent of Treasury will be required for the Company to redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

In the Purchase Agreement, as amended by the Side Letter Agreement, the Company agreed to comply with Section 111 of EESA, as amended, and any guidance or regulation issued thereunder.  Additionally, each of the Company's
Senior Executive Officers, as well as the next 5 most highly compensated employees of the Company, executed a waiver (the "Waiver") voluntarily waiving any claim against Treasury or the Company for any changes to his compensation or benefits that are required to comply with Section 111(b) of EESA, as amended, and rules, regulations, guidance, or other requirements issued thereunder, and acknowledging that the regulation may require modification of the compensation, bonus, incentive, severance, retention and other benefit plans, arrangements, policies and agreements (collectively, "Benefit Plans") as they relate to the period Treasury holds shares of
Series UST Preferred Stock or Series UST/W Preferred Stock.

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2009, the Company's shareholders approved the following amendments to the Company's Articles of
Incorporation: (i) an amendment authorizing the issuance of up to 25,000 shares of preferred stock; (ii) an amendment authorizing the Board of Directors to fix the size of the Board, and (iii) an amendment that shareholders' right of first refusal applies only to the common stock of the Corporation.  On June 22, 2009, the
Company filed with the Mississippi Secretary of State Articles of Amendment reflecting the above amendments.
Also on June 22, 2009 the Company filed an amendment to the Company's Articles of Incorporation increasing the amount of authorized common stock to 10,000,000 shares as approved by the Company's shareholders at its Annual
Meeting.  On June 25, 2009, the Company filed with the Mississippi Secretary of State the Company's Articles of
Incorporation establishing the Series UST Preferred Stock and Series UST/W Preferred Stock.

Copies of the Articles of Amendment are included as Exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.

     3.1      Articles of Amendment regarding (i) authorization of preferred stock, (ii) authorization of the Board of Directors to fix the size of the Board, and (iii) provision that shareholders' right of first refusal applies only to the common stock of the Corporation.

     3.2      Articles of Amendment creating Fixed Rate Cumulative Perpetual Preferred Stock, Series UST.

     3.3      Articles of Amendment creating Fixed Rate Cumulative Perpetual Preferred Stock, Series UST/W.

     3.4      Article of Amendment increasing authorized Common Stock to 10,000,000 shares.

     4.1      Form of Warrant to Purchase Preferred Stock.

     4.2      Form of Waiver.

     10.1     Letter Agreement.

     10.2     Form of Stock Certificate (Series UST).

     10.3     Form of Stock Certificate (Series UST/W).

     10.4     Side Letter Agreement.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2008
       --------------------

                                                     SECURITY CAPITAL CORPORATION

                                                     By:    /s/ Connie Hawkins
                                                           -------------------------------------------
                                                     Name:    Connie Hawkins
                                                     Title:   Chief Financial Officer

Exhibit 3.1

                                               ARTICLES OF AMENDMENT

                                         TO THE ARTICLES OF INCORPORATION
                                                        OF
                                           SECURITY CAPITAL CORPORATION
                                              BATESVILLE, MISSISSIPPI

         Pursuant to the  provisions of the Miss.  Code Ann., § 79-4-10.01  through § 79-4-10.06,  as amended,  the undersigned Corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is SECURITY CAPITAL CORPORATION

         SECOND:  The  following  three (3)  Amendments to the Articles of  Incorporation  were duly adopted by the
Shareholders on June 11, 2009, upon motion,  in the manner required by the Mississippi  Business  Corporations  Act and by the articles of incorporation as follows:

1.       AUTHORIZE PREFERRED STOCK:

         RESOLVED,  that the Articles of  Incorporation  of the  Corporation  shall be amended by deleting  Article
FOURTH which presently reads as follows:

                  FOURTH:  The aggregate  number of shares which the  Corporation  shall have authority to issue is 10,000,000 shares of common stock, all of one class having a par value of $5.00 each.

And substituting in its place a new Article FOURTH to read as follows:

                  FOURTH:  The  aggregate  number of shares of common  stock which the  Corporation  shall have  the  authority  to issue is  10,000,000  shares,  all of one  class  having a par  value of
         $5.00.  The aggregate  number of shares of preferred stock which the  Corporation  shall have the authority to issue is 25,000  shares  having no par value,  which  preferred  stock may be issued from  time to time in one or  more  series  upon  authorization  by the  Corporation's  Board  of
         Directors.

                  The Board of Directors is authorized,  subject to limitations  prescribed by law and the provisions of this Article  FOURTH,  to provide for the issuance of the shares of preferred stock in series,  and by filing  Articles of Amendment  pursuant to the  applicable law of the State of
         Mississippi,  to  establish  from time to time the number of shares to be  included  in each such series, and to fix the designation,  powers,  preferences,  and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

                  The  authority  of the Board  with  respect to each  series  shall  include,  but not be limited to, determination of the following:

              (a) The number of shares  constituting  that series and the distinctive  designation of that series;

              (b) The  dividend  rate on the  shares  of that  series;  whether  dividends  shall  be cumulative,  and,  if so,  from which  date or dates;  and the  relative  rights of priority, if any, of payment of dividends on shares of that series;

                                                              1

              (c) Whether  that  series  shall have voting  rights in  addition to the voting  rights provided by law and, if so, the terms of such voting rights;

              (d) Whether  that series  shall have  conversion  privileges  and, if so, the terms and
                  conditions  of  such  conversion,   including   provision  for  adjustment  of  the
                  conversion rate in such events as the Board of Directors shall determine;

              (e) Whether or not the shares of that series shall be redeemable  and, if so, the terms and conditions of such redemption,  including the date or dates upon or after which they shall be redeemable  and the amount per share  payable in case of  redemption, which amount may vary under different conditions and at different redemption dates;

              (f) Whether  that series shall have a sinking  fund for the  redemption  or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

              (g) The rights of the shares of that series in the event of  voluntary  or  involuntary liquidation,  dissolution,  or  winding  up of the  Corporation,  and the  relative rights of priority, if any, of payment of shares of that series; and

              (h) Any other relative rights,  preferences,  and limitations of that series, including the stated value.

                  Dividends on  outstanding  shares of  preferred  stock shall be paid or declared and set apart for payment  before any  dividends  shall be paid or declared  and set apart for payment on the common shares with respect to the same dividend period.

                  If, upon any voluntary or  involuntary  liquidation,  dissolution,  or winding up of the
         Corporation,  the assets  available for  distribution  to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full  preferential  amount to which they are  entitled,  then such assets shall be  distributed  ratably among the shares of all series of preferred  stock in  accordance  with  the  respective  preferential  amounts  (including  unpaid cumulative dividends, if any) payable with respect thereto.

2.       AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE SIZE OF THE BOARD:

         RESOLVED,  that the Articles of Incorporation of the Corporation  shall be amended by deleting Article EIGHTH which presently reads as follows:

                  EIGHT:  The number of  directors  constituting  the initial  board of  directors  of the
         Corporation  is 9, and the names  and  addresses  of the  persons  who are to serve as  directors until the first annual meeting of  shareholders  or until their  successors are elected and shall qualify are:

                NAME:                                               ADDRESS:

         Albert Barnett                                     Route 1
                                                            Courtland, Mississippi  38620

         Joe M. Brown                                       Route 1, Box 146X
                                                            Marks, Mississippi  38646

         J. C. Dunlap                                       Route 4
                                                            Batesville, Mississippi  38606

         Hubert Haynes                                      Route 1
                                                            Lambert, Mississippi  38643

         John Meacham, Jr.                                  204 West Street
                                                            Batesville, Mississippi  38606

                                                              2

         John Mothershed                                    Route 3
                                                            Batesville, Mississippi  38606

         Larry J. Pratt                                     Route 3
                                                            Batesville, Mississippi  38606

         R. T. Riser                                        210 Kyle Street
                                                            Batesville, Mississippi 38606

         J. Q. West                                         Old Highway 51 North
                                                            Sardis, Mississippi  38666

         The board of directors  constituting  the Board of Directors of the Corporation  shall not be less than nine (9), and such  directors  shall be divided into three (3) classes,  with each class to be as nearly  equal in number as  possible,  with the term of office of directors of the first class to expire at the first annual meeting of the shareholders  after their election,  that of the second class to expire at the second annual  meeting after their  election,  and that of the third class to expire at the third annual  meeting after their  election.  At each annual  meeting after such classification  the number of  directors  equal to the number of the class whose term  expires at the time of such  meeting  shall be  elected to hold  office  until the third  succeeding  annual meeting.

And substituting in its place a new Article EIGHTH to read as follows:

                  EIGHTH:  The number of  directors  constituting  the initial  board of  directors of the
         Corporation  is nine  (9),  and the  names  and  addresses  of the  persons  who are to  serve as directors until the first annual meeting of  shareholders  or until their  successors are elected and shall qualify are:

                NAME:                                               ADDRESS:

         Albert Barnett                                     Route 1
                                                            Courtland, Mississippi  38620

         Joe M. Brown                                       Route 1, Box 146X
                                                            Marks, Mississippi  38646

         J. C. Dunlap                                       Route 4
                                                            Batesville, Mississippi  38606

         Hubert Haynes                                      Route 1
                                                            Lambert, Mississippi  38643

         John Meacham, Jr.                                  204 West Street
                                                            Batesville, Mississippi  38606

         John Mothershed                                    Route 3
                                                            Batesville, Mississippi  38606

         Larry J. Pratt                                     Route 3
                                                            Batesville, Mississippi  38606

         R. T. Riser                                        210 Kyle Street
                                                            Batesville, Mississippi 38606

         J. Q. West                                         Old Highway 51 North
                                                            Sardis, Mississippi  38666

                                                              3

                  The Board of  Directors,  other than the initial  Board of Directors as set forth above, shall  consist of such number of persons,  who need not be  shareholders,  not less than seven (7)
         nor more than  thirteen (13) as shall be  determined  each year by  resolution  adopted  by a majority of the entire Board.  Provided,  however,  that the Board of Directors  may, by majority vote,  during the  interim  between  annual  meetings  of  shareholders,  increase  the number of directors  by not more  than two (2),  but in no event  shall  the  number  of  directors  exceed thirteen (13).

                  The directors  shall be divided into three (3) classes,  with each class to be as nearly equal in number as  possible,  with the term of office of  directors of the first class to expire at the first annual meeting of the  shareholders  after their election,  that of the second class to expire at the second  annual  meeting  after  their  election,  and that of the third class to expire at the third  annual  meeting  after their  election.  At each annual  meeting  after such classification,  the number of  directors  equal to the number of the class whose term expires at the time of such  meeting  shall be  elected to hold  office  until the third  succeeding  annual meeting.

3.       PROVIDE THAT RIGHT OF FIRST REFUSAL SHALL APPLY ONLY TO HOLDERS OF COMMON STOCK:

         RESOLVED,  that the Articles of  Incorporation  of the Corporation  shall be amended by deleting  Article  ELEVENTH which presently reads as follows:

                  ELEVENTH:  Any Shareholder  desiring to sell any of the shares of the Corporation  shall first offer said shares to the Corporation in the following manner:

                  (a)      Such Shareholder  shall give written notice by registered mail to the Secretary of the  Corporation  of his  intention to sell such shares.  Said notice shall specify the number of shares  to be sold,  the price per  share,  and the terms  upon  which the sale is to be made.
         The  Corporation  shall have ten (10) days from the receipt of such notice with which to exercise its option to  purchase  all or any full number of the shares so offered.  Such  purchase  may be
         authorized  by  the  Board  of  Directors   without  any  action  by  the   Shareholders  of  the
         Corporation.   However,  the  provision  hereof  shall  not  apply  to  sales  of  stock  between shareholders of the Corporation.

                  (b)      In the event  that the  Corporation  should  fail to  purchase  all or any full number of such  shares  within the said ten (10) day  period,  then the  shareholders  wishing to make such sale shall be under no  limitations  as to any such  shares not  purchased  except same cannot be sold for less than the price per share offered to the corporation.

                  (c)      Any sale of the  shares of the  Corporation  shall be null and void  unless the provisions of this Article are strictly observed and followed.

                  (d)      The terms of this  provision  shall apply only to proposed  transfers of shares for consideration; such terms do not apply to gifts of shares nor to bequests of shares.

                  (e)      Any  shareholder  shall  be  permitted  to  pledge  any  of his  shares  in the
         Corporation to any individual,  bank, insurance company, or similar lender,  however, the sale of any such stock so pledged  and  subsequently  assigned  to any such lender as a result of default shall be subject to the terms hereof.

And substituting in its place a new Article ELEVENTH to read as follows:

                  ELEVENTH:  Any  Shareholder  desiring  to sell any of the shares of common  stock of the
         Corporation shall first offer said shares to the Corporation in the following manner:

                  (a)      Such Shareholder  shall give written notice by registered mail to the Secretary of the  Corporation  of his intention to sell such common  shares.  Said notice shall specify the number of common  shares to be sold,  the price per  share,  and the terms upon which the sale is to be made.  The  Corporation  shall  have ten (10) days from the  receipt  of such  notice  with which to  exercise  its  option  to  purchase  all or any full  number  of the  common  shares so offered.  Such  purchase may be  authorized  by the Board of Directors  without any action by the
         Shareholders  of the  Corporation.  However,  the  provision  hereof  shall not apply to sales of stock between shareholders of the Corporation.

                                                              4

                  (b)      In the event  that the  Corporation  should  fail to  purchase  all or any full number of such common shares within the said ten (10) day period,  then the shareholders  wishing to make such sale shall be under no limitations  as to any such shares not purchased  except same cannot be sold for less than the price per share offered to the corporation.

                  (c)      Any sale of the  shares of common  stock of the  Corporation  shall be null and void unless the provisions of this Article are strictly observed and followed.

                  (d)      The terms of this  provision  shall apply only to proposed  transfers of shares of common  stock for  consideration;  such terms do not apply to gifts of shares nor to  bequests of shares.

                  (e)      Any shareholder  shall be permitted to pledge any of his shares of common stock in the Corporation to any individual,  bank,  insurance company, or similar lender,  however, the sale of any such  common  stock so pledged  and  subsequently  assigned  to any such  lender as a result of default shall be subject to the terms hereof.

         THIRD: The  designation,  number of outstanding  shares,  number of votes entitled to be cast on all three
(3) Amendments,  and the number of votes  indisputably  represented at the Special Meeting of Stockholders  were as follows:
                                                           Number of Votes             Number of Votes
                                    Number of Shares           Entitled                  Indisputably
Designation                            Outstanding            To Be Cast                  Represented
-----------                         ----------------       ----------------            ----------------

Common Stock                            2,882,959            2,882,959                    1,757,815

         FOURTH:  Of the 1,757,815  shares of common stock  indisputably  represented at the Special Meeting of the
Stockholders, the following votes were cast FOR and AGAINST each of the three (3)  Amendments as follows:

1.       AUTHORIZE PREFERRED STOCK:

                           Total Number                       Total Number                Total Number
Number of                    of Votes                            of Votes                   of Votes
Votes Cast                   Cast FOR                          Cast AGAINST                ABSTAINING
----------                 ------------                       -------------               ------------

1,757,815                    1,570,854                            178,319                     8,642

                                                              5

2.       AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE SIZE OF THE BOARD:

                           Total Number                        Total Number                Total Number
Number of                    of Votes                             of Votes                   of Votes
Votes Cast                   Cast FOR                           Cast AGAINST                ABSTAINING
----------                 ------------                        -------------               ------------

1,757,815                    1,637,999                             105,684                    14,132

3.       ARTICLE ELEVEN SHALL APPLY ONLY TO HOLDERS OF COMMON STOCK:

                           Total Number                        Total Number                Total Number
Number of                    of Votes                             of Votes                   of Votes
Votes Cast                   Cast FOR                           Cast AGAINST                ABSTAINING
----------                 ------------                        -------------               ------------

1,757,815                    1,636,600                             106,423                    14,792

         FIFTH:  The number of votes cast for each of the three (3) amendments to the Articles of  Incorporation by each voting group was sufficient for approval by the voting group.

         NOW,  THEREFORE,  Security  Capital  Corporation,  Batesville,  Mississippi,  acting  by and  through  its undersigned  officer,  hereby  submits these  Articles of  Amendment,  all in  accordance  with Miss.  Code Ann., §
79-4-10.06, as amended.

DATED: June ___, 2009.

                                                              SECURITY CAPITAL CORPORATION

                                                              By:
                                                                 -----------------------------------
                                                                  Connie Hawkins, CFO/Secretary

                                                              6

STATE OF MISSISSIPPI

COUNTY OF PANOLA

         Personally  appeared  before me, the  undersigned  authority in and for the  jurisdiction  aforesaid,  the within  named CONNIE HAWKINS, who being by me  personally  sworn,  declared  that she is CFO/Secretary  of  SECURITY
CAPITAL  CORPORATION,  that she executed the foregoing  document as CFO of the  corporation on its behalf,  he being so authorized to do; and that the statements contained therein are true.

         GIVEN UNDER MY HAND AND OFFICIAL SEAL on this the ____ day of June, 2009.

                                                            -----------------------------------------------
                                                             NOTARY PUBLIC

My Commission Expires:

-----------------------

                                                              7

Exhibit 3.2

                                               ARTICLES OF AMENDMENT

                                             REGARDING THE ISSUANCE OF

                            FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES UST

                                                        OF

                                           SECURITY CAPITAL CORPORATION

         Security Capital Corporation, a corporation organized and existing under the laws of the State of
Mississippi (the "Issuer"), in accordance with the provisions of Sections 79-4-10.01 through 79-4-10.06 of the
Mississippi Code Annotated, does hereby certify:

         The board of directors of the Issuer (the "Board of Directors") or an applicable committee of the Board of Directors, in accordance with the articles of incorporation and bylaws of the Issuer and applicable law, adopted the following resolution on June 18, 2009, creating a series of 17,388 shares of Preferred Stock of the
Issuer designated as "Fixed Rate Cumulative Perpetual Preferred Stock, Series UST".

         RESOLVED, that pursuant to the provisions of the articles of incorporation and bylaws of the Issuer and applicable law, a series of Preferred Stock, having no par value, of the Issuer be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

         Part 1.  Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the "Fixed Rate Cumulative
Perpetual Preferred Stock, Series UST" (the "Designated Preferred Stock"). The authorized number of shares of
Designated Preferred Stock shall be 17,388.

         Part 2.  Standard Provisions.  The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of these Articles of
Amendment to the same extent as if such provisions had been set forth in full herein.

         Part 3.  Definitions.  The following terms are used in these Articles of Amendment (including the
Standard Provisions in Schedule A hereto) as defined below:

         (a)   "Common Stock" means the common stock, par value $5.00 per share, of the Issuer.

         (b)   "Dividend Payment Date" means February 15, May 15, August 15 and November 15 of each year.

         (c)   "Junior Stock" means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

         (d)   "Liquidation Amount" means $1,000 per share of Designated Preferred Stock.

         (e)   "Minimum Amount" means $4,347,000.

         (f)   "Parity Stock" means any class or series of stock of the Issuer (other than Designated Preferred Stock)
the terms of which do not expressly provide that such class or series will rank senior or junior to Designated
Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer
(in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

         (g)   "Signing Date" means the Original Issue Date.

         Part 4.  Certain Voting Matters.  Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

                                   [Remainder of Page Intentionally Left Blank]

                                                              2

         IN WITNESS WHEREOF, Security Capital Corporation has caused these Articles of Amendment to be signed by
Connie Hawkins, its Chairman and Chief Executive Officer, this ___ day of June, 2009.

                                                     SECURITY CAPITAL CORPORATION

                                                     By:
                                                         -------------------------------------------------
                                                     Name:    Connie Hawkins
                                                     Title:   Chief Financial Officer/Secretary-Treasurer

                                                              3

                                                                                                         Schedule A

                                                STANDARD PROVISIONS

     Section 1.     General Matters.  Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The
Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

     Section 2.     Standard Definitions.  As used herein with respect to Designated Preferred Stock:

     (a)  "Applicable Dividend Rate" means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue
Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

     (b)  "Appropriate Federal Banking Agency" means the "appropriate Federal banking agency" with respect to the
Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any
successor provision.

     (c)  "Business Combination" means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer's stockholders.

     (d)  "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in the
State of New York generally are authorized or required by law or other governmental actions to close.

     (e)  "Bylaws" means the bylaws of the Issuer, as they may be amended from time to time.

     (f)  "Certificate of Designations" means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

     (g)  "Charter" means the Issuer's certificate or articles of incorporation, articles of association, or similar organizational document.

     (h)  "Dividend Period" has the meaning set forth in Section 3(a).

     (i)  "Dividend Record Date" has the meaning set forth in Section 3(a).

     (j)  "Liquidation Preference" has the meaning set forth in Section 4(a).

                                                             A-1

     (k)  "Original Issue Date" means the date on which shares of Designated Preferred Stock are first issued.

     (l)  "Preferred Director" has the meaning set forth in Section 7(b).

     (m)  "Preferred Stock" means any and all series of preferred stock of the Issuer, including the Designated
Preferred Stock.

     (n)  "Qualified Equity Offering" means the sale and issuance for cash by the Issuer to persons other than the
Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common
Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer's Appropriate
Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

     (o)  "Standard Provisions" mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

     (p)  "Successor Preferred Stock" has the meaning set forth in Section 5(a).

     (q)  "Voting Parity Stock" means, with regard to any matter as to which the holders of Designated Preferred
Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

     Section 3.     Dividends.

     (a)  Rate.  Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated
Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each
Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the
Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any.  Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date
(i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a
"Dividend Period", provided that the initial Dividend Period shall be the period from and including the Original
Issue Date to, but excluding, the next Dividend Payment Date.

                                                             A-2

         Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on
Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend
Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

         Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record
Date"). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a
Business Day.

         Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

         (b)   Priority of Dividends.  So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend
Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i)
redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or
Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

                                                             A-3

         When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of
Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of
Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount)
and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend
Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the
Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated
Preferred Stock prior to such Dividend Payment Date.

         Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of
Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

     Section 4.     Liquidation Rights.

     (a)  Voluntary or Involuntary Liquidation.  In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof
(whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the "Liquidation
Preference").

     (b)  Partial Payment.  If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of
Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

                                                             A-4

     (c)  Residual Distributions.  If the Liquidation Preference has been paid in full to all holders of
Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof)
according to their respective rights and preferences.

     (d)  Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

     Section 5.     Redemption.

     (a)  Optional Redemption.  Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the
Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated
Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

      Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate
Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of
Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the "Minimum Amount" as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the "Successor Preferred Stock") in connection with the Troubled
Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified
Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock
(and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings
(including Qualified Equity Offerings of such successor).

                                                             A-5

          The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend
Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record
Date relating to the Dividend Payment Date as provided in Section 3 above.

     (b)  No Sinking Fund.  The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

     (c)  Notice of Redemption.  Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of
Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of
Designated Preferred Stock are issued in book-entry form through The Depository Trust Issuer or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

     (d)  Partial Redemption.  In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the
Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

                                                             A-6

     (e)  Effectiveness of Redemption.  If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

     (f)  Status of Redeemed Shares.  Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred
Stock other than Designated Preferred Stock).

     Section 6.     Conversion.  Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

     Section 7.     Voting Rights.

     (a)  General.  The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

     (b)  Preferred Stock Directors.  Whenever, at any time or times, dividends payable on the shares of
Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the "Preferred Directors" and each a "Preferred Director") to fill such newly created directorships at the Issuer's next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period
(including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have

                                                             A-7

a majority of independent directors. Upon any termination of the right of the holders of shares of Designated
Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred
Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred
Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

     (c)  Class Voting Rights as to Particular Matters.  So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (i)      Authorization of Senior Stock.  Any amendment or alteration of the Certificate of Designations for the
                   Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred
                   Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

          (ii)     Amendment of Designated Preferred Stock.  Any amendment, alteration or repeal of any provision of the
                   Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

          (iii)    Share Exchanges, Reclassifications, Mergers and Consolidations.  Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated
                   Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

                                                             A-8

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized
Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to
Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

     (d)  Changes after Provision for Redemption.  No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

     (e)  Procedures for Voting and Consents.  The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated
Preferred Stock is listed or traded at the time.

     Section 8.     Record Holders.  To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred
Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

     Section 9.     Notices.  All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or
by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Issuer or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

                                                             A-9

     Section 10.    No Preemptive Rights.  No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

     Section 11.    Replacement Certificates.  The Issuer shall replace any mutilated certificate at the holder's expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder's expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

     Section 12.    Other Rights.  The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

                                                             A-10

Exhibit 3.3

                                               ARTICLES OF AMENDMENT

                                             REGARDING THE ISSUANCE OF

                           FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES UST/W

                                                        OF

                                           SECURITY CAPITAL CORPORATION

         Security Capital Corporation, a corporation organized and existing under the laws of the State of
Alabama (the "Issuer"), in accordance with the provisions of Sections 79-4-10.01 through 79-4-10.06 of the
Mississippi Code Annotated, does hereby certify:

         The board of directors of the Issuer (the "Board of Directors") or an applicable committee of the Board of Directors, in accordance with the articles of incorporation and bylaws of the Issuer and applicable law, adopted the following resolution effective June 18, 2009, creating a series of 522.00522 shares of Preferred
Stock of the Issuer designated as "Fixed Rate Cumulative Perpetual Preferred Stock, Series UST/W".

         RESOLVED, that pursuant to the provisions of the articles of incorporation and bylaws of the Issuer and applicable law, a series of Preferred Stock, having no par value, of the Issuer be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

         Part 1.  Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the "Fixed Rate Cumulative
Perpetual Preferred Stock, Series UST/W" (the "Designated Preferred Stock"). The authorized number of shares of
Designated Preferred Stock shall be 522.00522.

         Part 2.  Standard Provisions.  The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of these Articles of
Amendment to the same extent as if such provisions had been set forth in full herein.

         Part 3.  Definitions.  The following terms are used in these Articles of Amendment (including the
Standard Provisions in Schedule A hereto) as defined below:

         (a)      "Common Stock" means the common stock, par value $5.00 per share, of the Issuer.

         (b)      "Dividend Payment Date" means February 15, May 15, August 15 and November 15 of each year.

         (c)      "Junior Stock" means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

         (d)      "Liquidation Amount" means $1,000 per share of Designated Preferred Stock.

         (e)      "Minimum Amount" means $130,500.

         (f)      "Parity Stock" means any class or series of stock of the Issuer (other than Designated Preferred Stock)
the terms of which do not expressly provide that such class or series will rank senior or junior to Designated
Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer
(in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Issuer's UST Preferred Stock.

         (g)      "Signing Date" means the Original Issue Date.

         (h)      "UST Preferred Stock" means the Issuer's Fixed Rate Cumulative Perpetual Preferred Stock, Series UST.

         Part 4.  Certain Voting Matters.  Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

                                   [Remainder of Page Intentionally Left Blank]

                                                               2

         IN WITNESS WHEREOF, Security Capital Corporation has caused these Articles of Amendment to be signed by
Connie Hawkins, its Chairman and Chief Executive Officer, this ___ day of June, 2009.

                                                     SECURITY CAPITAL CORPORATION

                                                     By:
                                                        --------------------------------------------------
                                                     Name:    Connie Hawkins
                                                     Title:   Chief Financial Officer/Secretary-Treasurer

                                                               3

                                                                                                         Schedule A

                                                STANDARD PROVISIONS

     Section 1.     General Matters.  Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The
Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

     Section 2.     Standard Definitions.  As used herein with respect to Designated Preferred Stock:

     (a)      "Appropriate Federal Banking Agency" means the "appropriate Federal banking agency" with respect to the
Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any
successor provision.

     (b)      "Business Combination" means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer's stockholders.

     (c)      "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in the
State of New York generally are authorized or required by law or other governmental actions to close.

     (d)      "Bylaws" means the bylaws of the Issuer, as they may be amended from time to time.

     (e)      "Certificate of Designations" means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

     (f)      "Charter" means the Issuer's certificate or articles of incorporation, articles of association, or similar organizational document.

     (g)      "Dividend Period" has the meaning set forth in Section 3(a).

     (h)      "Dividend Record Date" has the meaning set forth in Section 3(a).

     (i)      "Liquidation Preference" has the meaning set forth in Section 4(a).

     (j)      "Original Issue Date" means the date on which shares of Designated Preferred Stock are first issued.

     (k)      "Preferred Director" has the meaning set forth in Section 7(b).

                                                              A-1

     (l)      "Preferred Stock" means any and all series of preferred stock of the Issuer, including the Designated
Preferred Stock.

     (m)      "Qualified Equity Offering" means the sale and issuance for cash by the Issuer to persons other than the
Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common
Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer's Appropriate
Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

     (n)      "Standard Provisions" mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

     (o)      "Successor Preferred Stock" has the meaning set forth in Section 5(a).

     (p)      "Voting Parity Stock" means, with regard to any matter as to which the holders of Designated Preferred
Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

     Section 3.     Dividends.

     (a)      Rate.  Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated
Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each
Dividend Period (as defined below) at a per annum rate of 9.0% on (i) the Liquidation Amount per share of
Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any.  Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend
Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the
Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a
Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend
Payment Date to, but excluding, the next Dividend Payment Date is a "Dividend Period", provided that the initial
Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next
Dividend Payment Date.

         Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on
Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend
Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

                                                              A-2

         Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record
Date"). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a
Business Day.

         Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

     (b)      Priority of Dividends.  So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend
Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i)
redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or
Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

         When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of
Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related

                                                              A-3

to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of
Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount)
and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend
Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the
Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated
Preferred Stock prior to such Dividend Payment Date.

         Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of
Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

     Section 4.     Liquidation Rights.

     (a)      Voluntary or Involuntary Liquidation.  In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof
(whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the "Liquidation
Preference").

     (b)      Partial Payment.  If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of
Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

     (c)      Residual Distributions.  If the Liquidation Preference has been paid in full to all holders of
Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof)
according to their respective rights and preferences.

                                                              A-4

     (d)      Merger, Consolidation and Sale of Assets Not Liquidation.  For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

     Section 5.     Redemption.

     (a)      Optional Redemption.  Except as provided below, the Designated Preferred Stock may not be redeemed prior to the later of (i) first Dividend Payment Date falling on or after the third anniversary of the Original Issue
Date; and (ii) the date on which all outstanding shares of UST Preferred Stock have been redeemed, repurchased or otherwise acquired by the Issuer. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate
Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

     Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate
Federal Banking Agency and subject to the requirement that all outstanding shares of UST Preferred Stock shall previously have been redeemed, repurchased or otherwise acquired by the Issuer, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by
Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the
"Minimum Amount" as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the
"Successor Preferred Stock") in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

                                                              A-5

     The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend
Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record
Date relating to the Dividend Payment Date as provided in Section 3 above.

     (b)      No Sinking Fund.  The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

     (c)      Notice of Redemption.  Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of
Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of
Designated Preferred Stock are issued in book-entry form through The Depository Trust Issuer or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

     (d)      Partial Redemption.  In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the
Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

                                                              A-6

     (e)      Effectiveness of Redemption.  If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

     (f)      Status of Redeemed Shares.  Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred
Stock other than Designated Preferred Stock).

     Section 6.     Conversion.  Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

     Section 7.     Voting Rights.

     (a)      General.  The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

     (b)      Preferred Stock Directors.  Whenever, at any time or times, dividends payable on the shares of
Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the "Preferred Directors" and each a "Preferred Director") to fill such newly created directorships at the Issuer's next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period
(including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated
Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred

                                                              A-7

Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred
Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

     (c)      Class Voting Rights as to Particular Matters.  So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (i)      Authorization of Senior Stock.  Any amendment or alteration of the Certificate of Designations for the
                   Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred
                   Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

          (ii)     Amendment of Designated Preferred Stock.  Any amendment, alteration or repeal of any provision of the
                   Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

          (iii)    Share Exchanges, Reclassifications, Mergers and Consolidations.  Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated
                   Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

                                                              A-8

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized
Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to
Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

     (d)      Changes after Provision for Redemption.  No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

     (e)      Procedures for Voting and Consents.  The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated
Preferred Stock is listed or traded at the time.

     Section 8.     Record Holders.  To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred
Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

     Section 9.     Notices.  All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or
by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Issuer or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

     Section 10.    No Preemptive Rights.  No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

                                                              A-9

     Section 11.    Replacement Certificates.  The Issuer shall replace any mutilated certificate at the holder's expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder's expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

     Section 12.    Other Rights.  The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

                                                              A-10

Exhibit 3.4

                                               ARTICLES OF AMENDMENT

                                         TO THE ARTICLES OF INCORPORATION
                                                        OF
                                           SECURITY CAPITAL CORPORATION
                                              BATESVILLE, MISSISSIPPI

         Pursuant to the  provisions of the Miss.  Code Ann., § 79-4-10.01  through § 79-4-10.06,  as amended,  the undersigned Corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is SECURITY CAPITAL CORPORATION

         SECOND:  The following  Amendment to the Articles of Incorporation was duly adopted by the Shareholders on
April 16,  2009,  upon motion,  in the manner  required by the  Mississippi  Business  Corporations  Act and by the
articles of incorporation as follows:

                  Article  FOURTH of the Articles of  Incorporation  is hereby  amended in its entirety to read as follows:

                  FOURTH:  The aggregate  number of shares which the  Corporation  shall have authority to issue is 10,000,000 shares of common stock, all of one class having a par value of $5.00 each.

         THIRD:  The  designation,  number  of  outstanding  shares,  number  of votes  entitled  to be cast on the
Amendment, and the number of votes indisputably represented at the Annual Meeting of Stockholders were as follows:

                                                           Number of Votes                Number of Votes
                                    Number of Shares           Entitled                     Indisputably
Designation                            Outstanding            To Be Cast                    Represented
-----------                         ----------------       ---------------                ---------------

Common Stock                            2,882,709             2,882,709                      1,875,982

         FOURTH:  Of the 1,875,982  shares of common stock  indisputably  represented  at the Annual Meeting of the
Stockholders, the following votes were cast FOR and AGAINST the  Amendment as follows:

                           Total Number                        Total Number               Total Number
Number of                    of Votes                            of Votes                   of Votes
Votes Cast                   Cast FOR                          Cast AGAINST                ABSTAINING
----------                 ------------                        ------------               ------------

1,875,982                    1,768,560                           90,995                      16,427

         FIFTH:  The number of votes cast for the amendment to the Articles of  Incorporation  by each voting group was sufficient for approval by the voting group.

         NOW,  THEREFORE,  Security  Capital  Corporation,  Batesville,  Mississippi,  acting  by and  through  its undersigned  officer,  hereby  submits these  Articles of  Amendment,  all in  accordance  with Miss.  Code Ann.,
§79-4-10.06, as amended.

DATED: June _____, 2009.

                                                              SECURITY CAPITAL CORPORATION

                                                              By:
                                                                  -----------------------------------
                                                                   A. Frank West, President/CEO

STATE OF MISSISSIPPI

COUNTY OF PANOLA

         Personally  appeared  before me, the  undersigned  authority in and for the  jurisdiction  aforesaid,  the within  named A. FRANK  WEST who being by me  personally  sworn,  declared  that he is  President/CEO  of  SECURITY
CAPITAL  CORPORATION,  that he executed the foregoing  document as President of the  corporation on its behalf,  he being so authorized to do; and that the statements contained therein are true.

         GIVEN UNDER MY HAND AND OFFICIAL SEAL on this the ____ day of June, 2009.

                                                              ---------------------------------------
                                                              NOTARY PUBLIC

My Commission Expires:

-----------------------

Exhibit  4.1

                                                                                                            ANNEX E

                                    FORM OF WARRANT TO PURCHASE PREFERRED STOCK

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT
WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS
OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS INSTRUMENT IS ISSUED SUBJECT TO
THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE
SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES
REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.
ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.

                                                      WARRANT
                                                    to purchase
                                           ____________________________
                                             Shares of Preferred Stock

                                            of _______________________

                                                                             Issue Date: __________________________

         1.   Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

         "Board of Directors" means the board of directors of the Company, including any duly authorized committee thereof.

         "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in the
State of New York generally are authorized or required by law or other governmental actions to close.

         "Charter" means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

         "Company" means the Person whose name, corporate or other organizational form and jurisdiction of organization is set forth in Item 1 of Schedule A hereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

         "Exercise Price" means the amount set forth in Item 2 of Schedule A hereto.

         "Expiration Time" has the meaning set forth in Section 3.

         "Issue Date" means the date set forth in Item 3 of Schedule A hereto.

         "Liquidation Amount" means the amount set forth in Item 4 of Schedule A hereto.

         "Original Warrantholder" means the United States Department of the Treasury. Any actions specified to be taken by the Original Warrantholder hereunder may only be taken by such Person and not by any other Warrantholder.

         "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections
l3(d)(3) and 14(d)(2) of the Exchange Act.

         "Preferred Stock" means the series of perpetual preferred stock set forth in Item 5 of Schedule A hereto.

         "Purchase Agreement" means the Securities Purchase Agreement - Standard Terms incorporated into the
Letter Agreement, dated as of the date set forth in Item 5 of Schedule A hereto, as amended from time to time, between the Company and the United States Department of the Treasury (the "Letter Agreement"), including all annexes and schedules thereto.

         "Regulatory Approvals" with respect to the Warrantholder, means, to the extent applicable and required to permit the Warrantholder to exercise this Warrant for shares of Preferred Stock and to own such Preferred
Stock without the Warrantholder being in violation of applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
amended, and the rules and regulations thereunder.

         "SEC" means the U.S. Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

         "Shares" has the meaning set forth in Section 2.

         "Warrantholder" has the meaning set forth in Section 2.

         "Warrant" means this Warrant, issued pursuant to the Purchase Agreement.

         2.    Number of Shares; Exercise Price.  This certifies that, for value received, the United States Department of the Treasury or its permitted assigns (the "Warrantholder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, after the receipt of all applicable Regulatory Approvals, if any, up to an aggregate of the number of fully paid and nonassessable shares of Preferred Stock set forth in Item 7 of Schedule A hereto (the "Shares"), at a purchase price per share of
Preferred Stock equal to the Exercise Price.

                                                              2

         3.    Exercise of Warrant; Term.  Subject to Section 2, to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the
Company on the date hereof, but in no event later than 5:00 p.m., New York City time on the tenth anniversary of the Issue Date (the "Expiration Time"), by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the
Company located at the address set forth in Item 8 of Schedule A hereto (or such other office or agency of the
Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the
Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased, by having the Company withhold, from the shares of Preferred Stock that would otherwise be delivered to the Warrantholder upon such exercise, shares of Preferred Stock issuable upon exercise of the
Warrant with an aggregate Liquidation Amount equal in value to the aggregate Exercise Price as to which this
Warrant is so exercised.

               If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, the Warrantholder hereby acknowledges and agrees that its exercise of this Warrant for Shares is subject to the condition that the Warrantholder will have first received any applicable Regulatory Approvals.

         4.    Issuance of Shares; Authorization.  Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or
Persons within a reasonable time, not to exceed three business days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any
Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times reserve and keep available, out of its authorized but unissued Preferred Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Preferred Stock then issuable upon exercise of this Warrant at any time. The Company will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

                                                              3

         5.    No Rights as Stockholders; Transfer Books.  This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         6.    Charges, Taxes and Expenses.  Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

         7.    Transfer/Assignment.

         (A)   Subject to compliance with clause (B) of this Section 7, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 7 shall be paid by the Company.

         (B)   The transfer of the Warrant and the Shares issued upon exercise of the Warrant are subject to the restrictions set forth in Section 4.4 of the Purchase Agreement. If and for so long as required by the Purchase
Agreement, this Warrant shall contain the legends as set forth in Section 4.2(a) of the Purchase Agreement.

         8.    Exchange and Registry of Warrant.  This Warrant is exchangeable, upon the surrender hereof by the
Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the
Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         9.    Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

         10.   Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

                                                              4

         11.   Rule 144 Information.  The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, in each case to the extent required from time to time to enable such holder to, if permitted by the terms of this Warrant and the Purchase Agreement, sell this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such
Warrantholder a written statement that it has complied with such requirements.

         12.   Adjustments and Other Events. For so long as the Original Warrantholder holds this Warrant or any portion thereof, if any event occurs that, in the good faith judgment of the Board of Directors of the Company, would require adjustment of the Exercise Price or number of Shares into which this Warrant is exercisable in order to fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of the Purchase Agreement and this Warrant, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of Directors, to protect such purchase rights as aforesaid.

               Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in this Section 12, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the
Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each
Warrantholder at the address appearing in the Company's records.

         13.   No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the
Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the
Warrantholder.

         14.   Governing Law. This Warrant will be governed by and construed in accordance with the federal law of the
United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the Company and the Warrantholder agrees (a) to submit to the exclusive jurisdiction and venue of the United States District
Court for the District of Columbia for any civil action, suit or proceeding arising out of or relating to this
Warrant or the transactions contemplated hereby, and (b) that notice may be served upon the Company at the address in Section 17 below and upon the Warrantholder at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9 hereof. To the extent permitted by applicable law, each of the Company and the Warrantholder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby or thereby.

                                                              5

         15.   Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

         16.   Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

         17.   Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth in Item 9 of Schedule A hereto, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

         18.   Entire Agreement. This Warrant, the forms attached hereto and Schedule A hereto (the terms of which are incorporated by reference herein), and the Letter Agreement (including all documents incorporated therein), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

                                   [Remainder of page intentionally left blank]

                                                              6

                                           [Form of Notice of Exercise]
                                            Date: ____________________

TO:      [Company]

RE:      Election to Purchase Preferred Stock

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Preferred Stock set forth below covered by such Warrant.
The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Preferred Stock in the manner set forth in Section 3(B) of the Warrant. A new warrant evidencing the remaining shares of Preferred Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.

Number of Shares of Preferred Stock
                                     ------------------------

Aggregate Exercise Price:
                                     ------------------------

                                                     Holder:
                                                            ------------------------------------------------
                                                     By:
                                                            ------------------------------------------------
                                                     Name:
                                                            ------------------------------------------------
                                                     Title:
                                                            ------------------------------------------------

                                                              7

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

Dated:
       -----------------------------

                                                     COMPANY:

                                                     ----------------------------------------------------------

                                                     By:
                                                         ------------------------------------------------------
                                                          Name:
                                                          Title:

                                                     Attest:

                                                     By:
                                                         ------------------------------------------------------
                                                          Name:
                                                          Title:

                                            [Signature Page to Warrant]

                                                              8

                                                                                                         SCHEDULE A

Item 1
Name:
Corporate or other organizational form:
Jurisdiction of organization:

Item 2
Exercise Price:(1)

Item 3
Issue Date:

Item 4
Liquidation/Amount

Item 5
Series of Perpetual Preferred Stock

Item 6
Date of Letter Agreement between the Company and the United States Department of the Treasury:

Item 7
Number of shares of Preferred Stock:(2)

Item 8
Company's address:

Item 9
Notice information:

-----------------------------

(1)  $0.01 per share or such greater amount as the Charter may require as the par value of the Preferred Stock.

(2)  The initial number of shares of Preferred Stock for which this Warrant is exercisable shall include the number of shares required to effect the cashless exercise pursuant to Section 3(b) of this Warrant (e.g., such number of shares of Preferred Stock having an aggregate Liquidation Amount equal in value to the aggregate Exercise Price) such that, following exercise of this Warrant and payment of the Exercise Price in accordance with such Section 3(B), the net number of shares of Preferred Stock delivered to the
     Warrantholder (and rounded to the nearest whole share) would have an aggregate Liquidation Amount equal to
     5% of the aggregate amount invested by the United States Department of the Treasury on the investment date.

Exhibit 4.2

                                                                                                            ANNEX C

                                                  FORM OF WAIVER

In consideration for the benefits I will receive as a result of my employer's participation in the United States
Department of the Treasury's TARP Capital Purchase Program, I hereby voluntarily waive any claim against the
United States or any state or territory thereof or my employer or any of its directors, officers, employees and agents for any changes to my compensation or benefits that are required in order to comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008, as amended ("EESA"), and rules, regulations, guidance or other requirements issued thereunder (collectively, the "EESA Restrictions").

I acknowledge that the EESA Restrictions may require modification of the employment, compensation, bonus, incentive, severance, retention and other benefit plans, arrangements, policies and agreements (including so-called "golden parachute" agreements), whether or not in writing, that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program and I hereby consent to all such modifications.  I further acknowledge and agree that if my employer notifies me in writing that I have received payments in violation of the EESA Restrictions, I shall repay the aggregate amount of such payments to my employer no later than fifteen business days following my receipt of such notice.

This waiver includes all claims I may have under the laws of the United States or any other jurisdiction related to the requirements imposed by the EESA Restrictions (including without limitation, any claim for any compensation or other payments or benefits I would otherwise receive absent the EESA Restrictions, any challenge to the process by which the EESA Restrictions were adopted and any tort or constitutional claim about the effect of the foregoing on my employment relationship) and I hereby agree that I will not at any time initiate, or cause or permit to be initiated on my behalf, any such claim against the United States, my employer or its directors, officers, employees or agents in or before any local, state, federal or other agency, court or body.

In witness whereof, I execute this waiver on my own behalf, thereby communicating my acceptance and acknowledgement to the provisions herein.

                                                       Respectfully,

                                                       ---------------------------------------------
                                                       Name:
                                                       Title:
                                                       Date:

Exhibit 10.1

                                     UNITED STATES DEPARTMENT OF THE TREASURY
                                           1500 PENNSYLVANIA AVENUE, NW
                                              WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

         The company set forth on the signature page hereto (the "Company") intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the "Preferred
Shares") and a warrant to purchase the number of shares of a series of its preferred stock set forth on Schedule
A hereto (the "Warrant" and, together with the Preferred Shares, the "Purchased Securities") and the United
States Department of the Treasury (the "Investor") intends to purchase from the Company the Purchased Securities.

         The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the
Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement - Standard Terms
attached hereto as Exhibit A (the "Securities Purchase Agreement") are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

         Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased
Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on
Schedule A hereto.

         This letter agreement (including the Schedules hereto), the Securities Purchase Agreement (including the
Annexes thereto), the Disclosure Schedules  and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the "Letter Agreement"
referred to in the Securities Purchase Agreement.

         This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.
Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

                                                       * * *

         In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

                                                     UNITED STATES DEPARTMENT OF THE TREASURY

                                                     By:
                                                            -----------------------------------------------
                                                     Name:
                                                            -----------------------------------------------
                                                     Title:
                                                            -----------------------------------------------

                                                     COMPANY:

                                                     SECURITY CAPITAL CORPORATION

                                                     By:
                                                            -----------------------------------------------
                                                     Name:    Connie Hawkins
                                                     Title:   Chief Financial Officer/
                                                              Secretary-Treasurer

Date:    June 26, 2009

                                                                                                    SCHEDULE A

                                          ADDITIONAL TERMS AND CONDITIONS

Company Information:

     Name of the Company:                                     Security Capital Corporation

     Corporate or other organizational form:                  Corporation

     Jurisdiction of Organization:                            State of Mississippi

     Appropriate Federal Banking Agency:                      Board of Governors of the Federal Reserve System

     Notice Information:                                      Connie Hawkins
                                                              Security Capital Corporation
                                                              P. O. Box 690
                                                              Batesville, MS  38606

                                            With a copy to:   Craig N. Landrum, Esq.
                                                              Watkins Ludlam Winter & Stennis, P.A.
                                                              Post Office Box 427
                                                              Jackson, MS  39205-0427

Terms of the Purchase:

     Series of Preferred Stock Purchased:                     Fixed Rate Cumulative Perpetual Preferred Stock,
                                                              Series UST

     Per Share Liquidation Preference of Preferred Stock:     $1,000.00

     Number of Shares of Preferred Stock Purchased:           17,388

     Dividend Payment Dates on the Preferred Stock:           February 15, May 15, August 15, and November 15

     Series of Warrant Preferred Stock:                       Fixed Rate Cumulative Perpetual Preferred Stock,
                                                              Series UST/W

     Number of Warrant Shares:                                522.00522

     Number of Net Warrant Shares (after net settlement):     522

     Exercise Price of the Warrant:                           $0.01/share

     Purchase Price:                                          $17,388,000

Closing:

     Location of Closing:                                     Squire, Sanders & Dempsey L.L.P.
                                                              1095 Avenue of the Americas, 31st Floor
                                                              New York, New York 10036

     Time of Closing:                                         9:00 a.m. Eastern Standard Time

     Date of Closing:                                         June 26, 2009

         Wire Information for Closing:                        ABA Number:           084-205915
                                                              Bank:                 First Security Bank
                                                              Account Name:         Security Capital Corporation
                                                              Account Number:       127167
                                                              Beneficiary:          Security Capital Corporation

         Contact for Confirmation of Wire Information:

                  Primary Contact:      Connie Hawkins
                  Title:                Chief Financial Officer
                  office phone:         662.563.9311, extension 1315
                  cell phone:           662.934.1146
                  email address:        chawkins@firstsecuritybk.com

                  Secondary Contact:    A. Frank West
                  Title:                President/Chief Executive Officer
                  office phone:         662.563.9311, extension 1332
                  cell phone:           662.934.8614
                  email address:        fwest@firstsecuritybk.com

                                                                                                   SCHEDULE B

                                                  CAPITALIZATION

Capitalization Date:                                                                May 31, 2009

Common Stock

     Par value:                                                                            $5.00

     Total Authorized:                                                         10,000,000 shares

     Outstanding:                                                               2,882,959 shares

     Subject to warrants, options, convertible                                              None
         securities, etc.:

     Reserved for benefit plans and other                                                   None
         issuances:

     Remaining authorized but unissued:                                         7,117,041 shares

     Shares issued after Capitalization Date
         (other than pursuant to warrants, options,
         convertible securities, etc. as set forth above):                             50 shares

Preferred Stock

     Par value:                                                                     No par value

     Total Authorized:                                                             25,000 shares

     Outstanding (by series):                                                               None

     Reserved for issuance:                                                                 None

     Remaining authorized but unissued:                                            25,000 shares

Holders of 5% or more of any class of capital stock                    Primary Address

First Security Bank Employee Stock Ownership Plan                      P. O. Box 690
     (6.791% common stock ownership)                                   Batesville, MS  38606

                                                                                                    SCHEDULE C

                                                    LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement -
Standard Terms.

If none, please so indicate by checking the box: /X/

                                                                                                   SCHEDULE D

                                               COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities
Purchase Agreement - Standard Terms.

If none, please so indicate by checking the box: /X/

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities
Purchase Agreement - Standard Terms.

If none, please so indicate by checking the box: /X/

                                                                                                   SCHEDULE E

                                               REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement -
Standard Terms.

If none, please so indicate by checking the box: /X/

                                                                                                    EXHIBIT A
                                                                 (Non-Exchange-Traded QFIs, excluding S Corps
                                                                                    and Mutual Organizations)

-------------------------------------------------------------------------------------------------------------------

                                           SECURITIES PURCHASE AGREEMENT

                                                  STANDARD TERMS

-------------------------------------------------------------------------------------------------------------------

                                                 TABLE OF CONTENTS

                                                                                                               Page

                                                     Article I

                                                 Purchase; Closing

                                                    Article II

                                          Representations and Warranties

2.1      Disclosure...............................................................................................9
2.2      Representations and Warranties of the Company...........................................................11

                                                    Article III

                                                     Covenants

                                                    Article IV

                                               Additional Agreements

4.4      Transfer of Purchased Securities and Warrant Shares; Restrictions on Exercise of

                                                           i

                                                     Article V

                                                   Miscellaneous

                                                           ii

                                                  LIST OF ANNEXES

ANNEX A: FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

ANNEX B: FORM OF CERTIFICATE OF DESIGNATIONS FOR WARRANT
         PREFERRED STOCK

ANNEX C: FORM OF WAIVER

ANNEX D: FORM OF OPINION

ANNEX E: FORM OF WARRANT

                                                          iii

INDEX OF DEFINED TERMS

                                                                                       Location of
Term                                                                                   Definition
-------------------------------------------------------------------------------        ---------------------
Affiliate                                                                                  5.7(b)
Agreement                                                                                  Recitals
Appropriate Federal Banking Agency                                                         2.2(s)
Bank Holding Company                                                                       4.10
Bankruptcy Exceptions                                                                      2.2(d)
Benefit Plans                                                                              1.2(d)(iv)
Board of Directors                                                                         2.2(t)
Business Combination                                                                       5.8
business day                                                                               1.3
Capitalization Date                                                                        2.2(b)
Certificates of Designations                                                               1.2(d)(iii)
Charter                                                                                    1.2( d)(iii)
Closing                                                                                    1.2(a)
Closing Date                                                                               1.2(a)
Code                                                                                       2.2(n)
Common Stock                                                                               2.2(b)
Company                                                                                    Recitals
Company Financial Statements                                                               2.2(h)
Company Material Adverse Effect                                                            2.1(b)
Company Reports                                                                            2.2(i)(i)
Company Subsidiary; Company Subsidiaries                                                   2.2(e)(ii)
control; controlled by; under common control with                                          5.7(b)
Controlled Group                                                                           2.2(n)
CPP                                                                                        Recitals
Disclosure Schedule                                                                        2.1(a)
EESA                                                                                       1.2(d)(iv)
ERISA                                                                                      2.2(n)
Exchange Act                                                                               4.4
Federal Reserve                                                                            4.10
GAAP                                                                                       2.1(b)
Governmental Entities                                                                      1.2(c)
Holder                                                                                     4.5(l)(i)
Holders' Counsel                                                                           4.5(l)(ii)
Indemnitee                                                                                 4.5(h)(i)
Information                                                                                3.5(c)
Investor                                                                                   Recitals
Junior Stock                                                                               4.7(t)
knowledge of the Company; Company's knowledge                                              5.7(c)
Letter Agreement                                                                           Recitals
officers                                                                                   5.7(c)
Parity Stock                                                                               4.7(t)

                                                           iv

                                                                                       Location of
Term                                                                                   Definition
-------------------------------------------------------------------------------        ---------------------
Pending Underwritten Offering                                                              4.5(m)
Permitted Repurchases                                                                      4.7(c)
Piggyback Registration                                                                     4.5(b)(iv)
Plan                                                                                       2.2(n)
Preferred Shares                                                                           Recitals
Preferred Stock                                                                            Recitals
Previously Disclosed                                                                       2.1(c)
Proprietary Rights                                                                         2.2(u)
Purchase                                                                                   Recitals
Purchase Price                                                                             1.1
Purchased Securities                                                                       Recitals
register; registered; registration                                                         4.5(l)(iii)
Registrable Securities                                                                     4.5(l)(iv)
Registration Expenses                                                                      4.5(l)(v)
Regulatory Agreement                                                                       2.2(s)
Rule 144; Rule 144A; Rule 159A; Rule 405; Rule 415                                         4.5(l)(vi)
Savings and Loan Holding Company                                                           4.10
Schedules                                                                                  Recitals
SEC                                                                                        2.2(k)
Securities Act                                                                             2.2(a)
Selling Expenses                                                                           4.5(l)(vii)
Senior Executive Officers                                                                  4.8
Shelf Registration Statement                                                               4.5(b)(ii)
Signing Date                                                                               2.1(b)
Special Registration                                                                       4.5(j)
subsidiary                                                                                 5.7(a)
Tax; Taxes                                                                                 2.2(0)
Transfer                                                                                   4.4
Warrant                                                                                    Recitals
Warrant Preferred Stock                                                                    Recitals
Warrant Shares                                                                             2.2(d)

                                                            v

                                  SECURITIES PURCHASE AGREEMENT - STANDARD TERMS

                                                     Recitals:

         WHEREAS, the United States Department of the Treasury (the "Investor") may from time to time agree to purchase shares of preferred stock and warrants from eligible financial institutions which elect to participate in the Troubled Asset Relief Program Capital Purchase Program ("CPP");

         WHEREAS, an eligible financial institution electing to participate in the CPP and issue securities to the Investor (referred to herein as the "Company") shall enter into a letter agreement (the "Letter Agreement")
with the Investor which incorporates this Securities Purchase Agreement - Standard Terms;

         WHEREAS, the Company agrees to expand the flow of credit to US. consumers and businesses on competitive terms to promote the sustained growth and vitality of the US. economy;

         WHEREAS, the Company agrees to work diligently, under existing programs, to modify the terms of residential mortgages as appropriate to strengthen the health of the US. housing market;

         WHEREAS, the Company intends to issue in a private placement the number of shares of the series of its
Preferred Stock ("Preferred Stock") set forth on Schedule A to the Letter Agreement (the "Preferred Shares") and
a warrant to purchase the number of shares of the series of its Preferred Stock ("Warrant Preferred Stock") set
forth on Schedule A to the Letter Agreement (the "Warrant" and, together with the Preferred Shares, the
"Purchased Securities") and the Investor intends to purchase (the "Purchase") from the Company the Purchased
Securities; and

         WHEREAS, the Purchase will be governed by this Securities Purchase Agreement - Standard Terms and the
Letter Agreement, including the schedules thereto (the "Schedules"), specifying additional terms of the Purchase.
This Securities Purchase Agreement - Standard Terms (including the Annexes hereto) and the Letter Agreement
(including the Schedules thereto) are together referred to as this "Agreement". All references in this Securities
Purchase Agreement - Standard Terms to "Schedules" are to the Schedules attached to the Letter Agreement.

         NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

                                                     Article I
                                                 Purchase; Closing

         1.1      Purchase.  On the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, at the Closing (as hereinafter defined), the Purchased Securities for the price set forth on Schedule A (the "Purchase Price").

         1.2      Closing.

         (a)      On the terms and subject to the conditions set forth in this Agreement, the closing of the
Purchase (the "Closing") will take place at the location specified in Schedule A, at the time and on the date set forth in Schedule A or as soon as practicable thereafter, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this
Agreement as the "Closing Date".

         (b)      Subject to the fulfillment or waiver of the conditions to the Closing in this Section 1.2, at the Closing the Company will deliver the Preferred Shares and the Warrant, in each case as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, in exchange for payment in full of the Purchase Price by wire transfer of immediately available United States funds to a bank account designated by the Company on Schedule A.

         (c)      The respective obligations of each of the Investor and the Company to consummate the Purchase are subject to the fulfillment (or waiver by the Investor and the Company, as applicable) prior to the Closing of the conditions that (i) any approvals or authorizations of all United States and other governmental, regulatory or judicial authorities (collectively, "Governmental Entities") required for the consummation of the Purchase shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods required by United States and other applicable law, if any, shall have expired and (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the purchase and sale of the Purchased Securities as contemplated by this Agreement.

         (d)      The obligation of the Investor to consummate the Purchase is also subject to the fulfillment
(or waiver by the Investor) at or prior to the Closing of each of the following conditions:

                  (i)      (A) the representations and warranties of the Company set forth in (x) Section 2.2(g)
         of this Agreement shall be true and correct in all respects as though made on and as of the Closing
         Date, (y) Sections 2.2(a) through (f) shall be true and correct in all material respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date) and (z) Sections 2.2(h) through (v) (disregarding all qualifications or limitations set forth in such representations and warranties as to "materiality", "Company Material Adverse Effect"
         and words of similar import) shall be true and correct as though made on and as of the Closing Date
         (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such other date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(d)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not reasonably be expected to have a Company Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the
         Closing;

                                                                     2

                  (ii)     the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.2(d)(i)
         have been satisfied;

                  (iii)    the Company shall have duly adopted and filed with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity the amendments to its certificate or articles of incorporation, articles of association, or similar organizational document ("Charter") in substantially the forms attached hereto as Annex A and Annex B (the "Certificates of Designations") and
         such filing shall have been accepted;

                  (iv)     (A) the Company shall have effected such changes to its compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) (collectively, "Benefit Plans") with respect to its Senior Executive Officers
         (and to the extent necessary for such changes to be legally enforceable, each of its Senior Executive
         Officers shall have duly consented in writing to such changes), as may be necessary, during the period that the Investor owns any debt or equity securities of the Company acquired pursuant to this Agreement or the Warrant, in order to comply with Section III (b) of the Emergency Economic Stabilization Act of
         2008 ("EESA") as implemented by guidance or regulation thereunder that has been issued and is in effect as of the Closing Date, and (B) the Investor shall have received a certificate signed on behalf of the
         Company by a senior executive officer certifying to the effect that the condition set forth in Section
         1.2( d)(iv )(A) has been satisfied;

                  (v)      each of the Company's Senior Executive Officers shall have delivered to the Investor a written waiver in the form attached hereto as Annex C releasing the Investor from any claims that such
         Senior Executive Officers may otherwise have as a result of the issuance, on or prior to the Closing
         Date, of any regulations which require the modification of, and the agreement of the Company hereunder to modify, the terms of any Benefit Plans with respect to its Senior Executive Officers to eliminate any provisions of such Benefit Plans that would not be in compliance with the requirements of Section III
         (b) of the EESA as implemented by guidance or regulation thereunder that has been issued and is in effect as of the Closing Date;

                  (vi)     the Company shall have delivered to the Investor a written opinion from counsel to the
         Company (which may be internal counsel), addressed to the Investor and dated as of the Closing Date, in substantially the form attached hereto as Annex D;

                  (vii)    the Company shall have delivered certificates in proper form or, with the prior consent of the Investor, evidence of shares in book-entry form, evidencing the Preferred Shares to
         Investor or its designee(s); and

                                                                     3

                  (viii)   the Company shall have duly executed the Warrant in substantially the form attached hereto as Annex E and delivered such executed Warrant to the Investor or its designee(s).

         1.3      Interpretation.  When a reference is made in this Agreement to "Recitals," "Articles,"
"Sections," or "Annexes" such reference shall be to a Recital, Article or Section of, or Annex to, this
Securities Purchase Agreement - Standard Terms, and a reference to "Schedules" shall be to a Schedule to the
Letter Agreement, in each case, unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to "herein", "hereof', "hereunder" and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation." No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to "$" or "dollars" mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a "business day" shall mean any day except Saturday, Sunday and any day on which banking institutions in the
State of New York generally are authorized or required by law or other governmental actions to close.

                                                    Article II
                                          Representations and Warranties

         2.1      Disclosure.

         (a)      On or prior to the Signing Date, the Company delivered to the Investor a schedule ("Disclosure
Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2.

         (b)      "Company Material Adverse Effect" means a material adverse effect on (i) the business, results of operation or financial condition of the Company and its consolidated subsidiaries taken as a whole; provided, however, that Company Material Adverse Effect shall not be deemed to include the effects of (A) changes after the date of the Letter Agreement (the "Signing Date") in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries in which the Company and its subsidiaries operate, (B) changes or proposed changes after the Signing
Date in generally accepted accounting principles in the United States ("GAAP") or regulatory accounting requirements, or authoritative interpretations thereof, or (C) changes or proposed changes after the Signing Date in securities, banking and other laws of general applicability or related policies or interpretations of
Governmental Entities (in the case of each of these clauses (A), (B) and (C), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a materially disproportionate adverse effect on the Company and its consolidated subsidiaries taken as a whole relative to comparable U.S. banking or financial services organizations); or (ii) the ability of the Company to consummate the Purchase and other transactions contemplated by this Agreement and the Warrant and perform its obligations hereunder or thereunder on a timely basis.

                                                                     4

         (c)      "Previously Disclosed" means information set forth on the Disclosure Schedule, provided, however, that disclosure in any section of such Disclosure Schedule shall apply only to the indicated section of this Agreement except to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is relevant to another section of this Agreement.

         2.2      Representations and Warranties of the Company.  Except as Previously Disclosed, the Company
represents and warrants to the Investor that as of the Signing Date and as of the Closing Date (or such other date specified herein):

         (a)      Organization, Authority and Significant Subsidiaries.  The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization, with the necessary power and authority to own its properties and conduct its business in all material respects as currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be expected to have a Company Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; each subsidiary of the Company that would be considered a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933 (the "Securities Act"), has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Charter and bylaws of the Company, copies of which have been provided to the Investor prior to the Signing Date, are true, complete and correct copies of such documents as in full force and effect as of the Signing Date.

         (b)      Capitalization.  The authorized capital stock of the Company, and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the
Company) as of the most recent fiscal month-end preceding the Signing Date (the "Capitalization Date") is set
forth on Schedule B. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). As of the Signing Date, the Company does not have outstanding any securities or other obligations providing the holder the right to acquire its Common Stock ("Common Stock") that is not reserved for issuance as specified on Schedule B, and the Company has not made any other commitment to authorize, issue or sell any Common Stock. Since the Capitalization Date, the Company has not issued any shares of Common Stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the
Capitalization Date and disclosed on Schedule B and (ii) shares disclosed on Schedule B. Each holder of 5% or more of any class of capital stock of the Company and such holder's primary address are set forth on Schedule B.

                                                                     5

         (c)      Preferred Shares.  The Preferred Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, such Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

         (d)      The Warrant and Warrant Shares.  The Warrant has been duly authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity ("Bankruptcy Exceptions"). The shares of Warrant Preferred Stock issuable upon exercise of the Warrant (the "Warrant Shares") have been duly authorized and reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable, and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

         (e)      Authorization, Enforceability.

                  (i)      The Company has the corporate power and authority to execute and deliver this
         Agreement and the Warrant and to carry out its obligations hereunder and thereunder (which includes the issuance of the Preferred Shares, Warrant and Warrant Shares). The execution, delivery and performance by the Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the
         Company and its stockholders, and no further approval or authorization is required on the part of the
         Company. This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

                                                                     6

                  (ii)     The execution, delivery and performance by the Company of this Agreement and the
         Warrant and the consummation of the transactions contemplated hereby and thereby and compliance by the
         Company with the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any subsidiary of the Company (each a "Company Subsidiary" and, collectively, the "Company
         Subsidiaries") under any of the terms, conditions or provisions of (i) its organizational documents or
         (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it or any Company
         Subsidiary may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company
         Subsidiary or any of their respective properties or assets except, in the case of clauses (A)(ii) and
         (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

                  (iii)    Other than the filing of the Certificates of Designations with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity, such filings and approvals as are required to be made or obtained under any state "blue sky" laws and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (f)      Anti-takeover Provisions and Rights Plan.  The Board of Directors of the Company (the "Board of
Directors") has taken all necessary action to ensure that the transactions contemplated by this Agreement and the
Warrant and the consummation of the transactions contemplated hereby and thereby, including the exercise of the
Warrant in accordance with its terms, will be exempt from any anti-takeover or similar provisions of the
Company's Charter and bylaws, and any other provisions of any applicable "moratorium", "control share", "fair price", "interested stockholder" or other anti-takeover laws and regulations of any jurisdiction.

         (g)      No Company Material Adverse Effect.  Since the last day of the last completed fiscal period for which financial statements are included in the Company Financial Statements (as defined below), no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

                                                                     7

         (h)      Company Financial Statements.  The Company has Previously Disclosed each of the consolidated financial statements of the Company and its consolidated subsidiaries for each of the last three completed fiscal years of the Company (which shall be audited to the extent audited financial statements are available prior to the Signing Date) and each completed quarterly period since the last completed fiscal year (collectively the
"Company Financial Statements"). The Company Financial Statements present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated
therein and the consolidated results of their operations for the periods specified therein; and except as stated
therein, such financial statements (A) were prepared in conformity with GAAP applied on a consistent basis
(except as may be noted therein) and (B) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries.

         (i)       Reports.

                  (i)      Since December 31, 2006, the Company and each Company Subsidiary has filed all reports, registrations, documents, filings, statements and submissions, together with any amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the
         "Company Reports") and has paid all fees and assessments due and payable in connection therewith, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a
         Company Material Adverse Effect. As of their respective dates of filing, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable
         Governmental Entities.

                  (ii)     The records, systems, controls, data and information of the Company and the Company
         Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 2.2(i)(ii). The Company (A) has implemented and maintains adequate disclosure controls and procedures to ensure that material information relating to the Company, including the consolidated Company Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the Signing Date, to the Company's outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

                                                                     8

         (j)      No Undisclosed Liabilities.  Neither the Company nor any of the Company Subsidiaries has any
liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Company Financial Statements to the extent required to be so reflected or reserved against in accordance with GAAP, except for (A) liabilities that have arisen since the last fiscal year end in the ordinary and usual course of business and consistent with past practice and (B) liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material
Adverse Effect.

         (k)      Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Purchased Securities under the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder), which might subject the offering, issuance or sale of any of the Purchased Securities to Investor pursuant to this
Agreement to the registration requirements of the Securities Act.

         (1)      Litigation and Other Proceedings.  Except (i) as set forth on Schedule C or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no
(A) pending or, to the knowledge of the Company, threatened, claim, action, suit, investigation or proceeding, against the Company or any Company Subsidiary or to which any of their assets are subject nor is the Company or any Company Subsidiary subject to any order, judgment or decree or (B) unresolved violation, criticism or exception by any Governmental Entity with respect to any report or relating to any examinations or inspections of the Company or any Company Subsidiaries.

         (m)      Compliance with Laws.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have all permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Entities that are required in order to permit them to own or lease their properties and assets and to carry on their business as presently conducted and that are material to the business of the Company or such Company Subsidiary. Except as set forth on Schedule D, the Company and the Company
Subsidiaries have complied in all respects and are not in default or violation of, and none of them is, to the knowledge of the Company, under investigation with respect to or, to the knowledge of the Company, have been threatened to be charged with or given notice of any violation of, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity, other than such noncompliance, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse
Effect. Except for statutory or regulatory restrictions of general application or as set forth on Schedule D, no
Governmental Entity has placed any restriction on the business or properties of the Company or any Company
Subsidiary that would, individually or in the aggregate, reasonably be expected to have a Company Material
Adverse Effect.

                                                                     9

         (n)      Employee Benefit Matters.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect: (A) each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) providing benefits to any current or former employee, officer or director of the Company or any member of its "Controlled
Group" (defined as any organization which is a member of a controlled group of corporations within the meaning of
Section 414 of the Internal Revenue Code of 1986, as amended (the "Code")) that is sponsored, maintained or contributed to by the Company or any member of its Controlled Group and for which the Company or any member of its Controlled Group would have any liability, whether actual or contingent (each, a "Plan") has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code; (B) with respect to each Plan subject to Title IV of ERISA (including, for purposes of this clause (B), any plan subject to Title IV of ERISA that the Company or any member of its Controlled Group previously maintained or contributed to in the six years prior to the Signing Date), (1) no "reportable event"
(within the meaning of Section 4043( c) of ERISA), other than a reportable event for which the notice period referred to in Section 4043(c) of ERISA has been waived, has occurred in the three years prior to the Signing
Date or is reasonably expected to occur, (2) no "accumulated funding deficiency" (within the meaning of Section
302 of ERISA or Section 412 of the Code), whether or not waived, has occurred in the three years prior to the
Signing Date or is reasonably expected to occur, (3) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on the assumptions used to fund such
Plan) and (4) neither the Company nor any member of its Controlled Group has incurred in the six years prior to the Signing Date, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including any Plan that is a "multiemployer plan", within the meaning of Section 4001(c)(3) of ERISA); and (C) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to its qualified status that has not been revoked, or such a determination letter has been timely applied for but not received by the Signing Date, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss, revocation or denial of such qualified status or favorable determination letter.

         (o)      Taxes.  Except as would not, individually or in the aggregate, reasonably be expected to have a
Company Material Adverse Effect, (i) the Company and the Company Subsidiaries have filed all federal, state, local and foreign income and franchise Tax returns required to be filed through the Signing Date, subject to permitted extensions, and have paid all Taxes due thereon, and (ii) no Tax deficiency has been determined adversely to the Company or any of the Company Subsidiaries, nor does the Company have any knowledge of any Tax deficiencies. "Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity.

                                                                   10

         (p)      Properties and Leases.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances, claims and defects that would affect the value thereof or interfere with the use made or to be made thereof by them. Except as would not, individually or in the aggregate, reasonably be expected to have a
Company Material Adverse Effect, the Company and the Company Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them.

         (q)      Environmental Liability.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

                  (i)      there is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that would reasonably be expected to result in the imposition of, on the Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the
         Comprehensive Environmental Response, Compensation and Liability Act of 1980, pending or, to the
         Company's knowledge, threatened against the Company or any Company Subsidiary;

                  (ii)     to the Company's knowledge, there is no reasonable basis for any such proceeding, claim or action; and

                  (iii)    neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment or decree by or with any court, Governmental Entity or third party imposing any such environmental liability.

         (r)      Risk Management Instruments.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company's own account, or for the account of one or more of the Company Subsidiaries or its or their customers, were entered into (i) only in the ordinary course of business, (ii) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (iii) with counterparties believed to be financially responsible at the time; and each of such instruments constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms, except as may be limited by the Bankruptcy
Exceptions. Neither the Company or the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement other than such breaches that would not, individually or in the aggregate, reasonably be expected to have a Company Material
Adverse Effect.

                                                                   11

         (s)      Agreements with Regulatory Agencies.  Except as set forth on Schedule E, neither the Company nor any Company Subsidiary is subject to any material cease-and-desist or other similar order or enforcement action issued by, or is a party to any material written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31,2006, has adopted any board resolutions at the request of, any
Governmental Entity (other than the Appropriate Federal Banking Agencies with jurisdiction over the Company and the Company Subsidiaries) that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies or procedures, its internal controls, its management or its operations or business (each item in this sentence, a "Regulatory Agreement"), nor has the Company or any Company Subsidiary been advised since December 31, 2006 by any such Governmental
Entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement. The
Company and each Company Subsidiary are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any notice from any
Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all material respects with any such Regulatory Agreement. "Appropriate Federal Banking Agency" means the "appropriate
Federal banking agency" with respect to the Company or such Company Subsidiaries, as applicable, as defined in
Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)).

         (t)      Insurance.  The Company and the Company Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice. The Company and the Company Subsidiaries are in material compliance with their insurance policies and are not in default under any of the material terms thereof, each such policy is outstanding and in full force and effect, all premiums and other payments due under any material policy have been paid, and all claims thereunder have been filed in due and timely fashion, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (u)      Intellectual Property.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each Company Subsidiary owns or otherwise has the right to use, all intellectual property rights, including all trademarks, trade dress, trade names, service marks, domain names, patents, inventions, trade secrets, know-how, works of authorship and copyrights therein, that are used in the conduct of their existing businesses and all rights relating to the plans, design and specifications of any of its branch facilities ("Proprietary Rights") free and clear of all liens and any claims of ownership by current or former employees, contractors, designers or others and (ii) neither the Company nor any of the Company Subsidiaries is materially infringing, diluting, misappropriating or violating, nor has the Company or any or the Company Subsidiaries received any written (or, to the knowledge of the Company, oral)
communications alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by any other person. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company's knowledge, no other person is infringing, diluting, misappropriating or violating, nor has the Company or any or the Company Subsidiaries sent any written communications since January 1,2006 alleging that any person has infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by the Company and the Company Subsidiaries.

                                                                    12

         (v)      Brokers and Finders.  No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder's or other fee or commission in connection with this Agreement or the Warrant or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company or any
Company Subsidiary for which the Investor could have any liability.

                                                    Article III
                                                     Covenants

         3.1      Commercially Reasonable Efforts.  Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall use commercially reasonable efforts to cooperate with the other party to that end.

         3.2      Expenses.  Unless otherwise provided in this Agreement or the Warrant, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement and the Warrant, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

         3.3      Sufficiency of Authorized Warrant Preferred Stock; Exchange Listing.

         (a)      During the period from the Closing Date until the date on which the Warrant has been fully exercised, the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of authorized and unissued Warrant Shares to effectuate such exercise.

         (b)      If the Company lists its Common Stock on any national securities exchange, the Company shall, if requested by the Investor, promptly use its reasonable best efforts to cause the Preferred Shares and Warrant
Shares to be approved for listing on a national securities exchange as promptly as practicable following such request.

         3.4      Certain Notifications Until Closing.  From the Signing Date until the Closing, the Company shall promptly notify the Investor of (i) any fact, event or circumstance of which it is aware and which would reasonably be expected to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of the Company contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously
Disclosed, any fact, circumstance, event, change, occurrence, condition or development of which the Company is aware and which, individually or in the aggregate, has had or would reasonably be expected to have a Company
Material Adverse Effect; provided, however, that delivery of any notice pursuant to this Section 3.4 shall not limit or affect any rights of or remedies available to the Investor; provided, further, that a failure to comply with this Section 3.4 shall not constitute a breach of this Agreement or the failure of any condition set forth in Section 1.2 to be satisfied unless the underlying Company Material Adverse Effect or material breach would independently result in the failure of a condition set forth in Section 1.2 to be satisfied.

                                                                   13

         3.5      Access, Information and Confidentiality.

         (a)      From the Signing Date until the date when the Investor holds an amount of Preferred Shares having an aggregate liquidation value of less than 10% of the Purchase Price, the Company will permit the
Investor and its agents, consultants, contractors and advisors (x) acting through the Appropriate Federal Banking
Agency, or otherwise to the extent necessary to evaluate, manage, or transfer its investment in the Company, to examine the corporate books and make copies thereof and to discuss the affairs, finances and accounts of the
Company and the Company Subsidiaries with the principal officers of the Company, all upon reasonable notice and at such reasonable times and as often as the Investor may reasonably request and (y) to review any information material to the Investor's investment in the Company provided by the Company to its Appropriate Federal Banking
Agency. Any investigation pursuant to this Section 3.5 shall be conducted during normal business hours and in such manner as not to interfere unreasonably with the conduct of the business of the Company, and nothing herein shall require the Company or any Company Subsidiary to disclose any information to the Investor to the extent (i)
prohibited by applicable law or regulation, or (ii) that such disclosure would reasonably be expected to cause a violation of any agreement to which the Company or any Company Subsidiary is a party or would cause a risk of a loss of privilege to the Company or any Company Subsidiary (provided that the Company shall use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances where the restrictions in this clause (ii) apply).

         (b)      From the Signing Date until the date on which all of the Preferred Shares and Warrant Shares have been redeemed in whole, the Company will deliver, or will cause to be delivered, to the Investor:

                  (i)      as soon as available after the end of each fiscal year of the Company, and in any event within 90 days thereafter, a consolidated balance sheet of the Company as of the end of such fiscal year, and consolidated statements of income, retained earnings and cash flows of the Company for such year, in each case prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year of the Company, and which shall be audited to the extent audited financial statements are available; and

                  (ii)     as soon as available after the end of the first, second and third quarterly periods in each fiscal year of the Company, a copy of any quarterly reports provided to other stockholders of the
         Company or Company management.

                                                                   14

         (c)      The Investor will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors and advisors to hold, in confidence all non-public records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the
Company furnished or made available to it by the Company or its representatives pursuant to this Agreement
(except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the Investor from disclosing any Information to the extent required by applicable laws or regulations or by any subpoena or similar legal process.

         (d)      The Investor's information rights pursuant to Section 3.5(b) may be assigned by the Investor to a transferee or assignee of the Purchased Securities or the Warrant Shares or with a liquidation preference or, in the case of the Warrant, the liquidation preference of the underlying shares of Warrant Preferred Stock, no less than an amount equal to 2% of the initial aggregate liquidation preference of the Preferred Shares.

                                                    Article IV
                                               Additional Agreements

         4.1      Purchase for Investment.  The Investor acknowledges that the Purchased Securities and the
Warrant Shares have not been registered under the Securities Act or under any state securities laws. The Investor
(a) is acquiring the Purchased Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities
Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Purchased
Securities or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Purchase and of making an informed investment decision.

         4.2      Legends.

         (a)      The Investor agrees that all certificates or other instruments representing the Warrant will bear a legend substantially to the following effect:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE
         DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND
         APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH
         LAWS.

                                                                   15

         THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES
         PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY
         OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR
         OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN
         COMPLIANCE WITH SAID AGREEMENT WILL BE VOID."

         (b)      In addition, the Investor agrees that all certificates or other instruments representing the
Preferred Shares and the Warrant Shares will bear a legend substantially to the following effect:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS
         OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL
         AGENCY.

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
         AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD
         OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH
         ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR
         SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER
         MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
         ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS
         THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2)
         AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT
         EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B)
         FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE
         144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A
         UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
         INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
         (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
         THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY
         THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                                                   16

         THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES
         PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY
         OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR
         OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN
         COMPLIANCE WITH SAID AGREEMENT WILL BE VOID."

         (c)      In the event that any Purchased Securities or Warrant Shares (i) become registered under the
Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Company shall issue new certificates or other instruments representing such Purchased Securities or Warrant Shares, which shall not contain the applicable legends in Sections 4.2(a) and (b) above; provided that the Investor surrenders to the
Company the previously issued certificates or other instruments.

         4.3      Certain Transactions.  The Company will not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement to be performed and observed by the Company.

         4.4      Transfer of Purchased Securities and Warrant Shares; Restrictions on Exercise of the Warrant.
Subject to compliance with applicable securities laws, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of ("Transfer") all or a portion of the Purchased Securities or Warrant Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the Purchased Securities and the Warrant Shares; provided that the Investor shall not Transfer any Purchased
Securities or Warrant Shares if such transfer would require the Company to be subject to the periodic reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). In furtherance of the foregoing, the Company shall provide reasonable cooperation to facilitate any Transfers of the Purchased
Securities or Warrant Shares, including, as is reasonable under the circumstances, by furnishing such information concerning the Company and its business as a proposed transferee may reasonably request (including such information as is required by Section 4.5(k)) and making management of the Company reasonably available to respond to questions of a proposed transferee in accordance with customary practice, subject in all cases to the proposed transferee agreeing to a customary confidentiality agreement.

                                                                   17

         4.5      Registration Rights.

         (a)      Unless and until the Company becomes subject to the reporting requirements of Section 13 or
15(d) of the Exchange Act, the Company shall have no obligation to comply with the provisions of this Section 4.5
(other than Section 4.5(b)(iv)-(vi)); provided that the Company covenants and agrees that it shall comply with this Section 4.5 as soon as practicable after the date that it becomes subject to such reporting requirements.

         (b)      Registration.

                  (i)      Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the date that the Company becomes subject to the reporting requirements of Section 13 or 15( d) of the Exchange Act (and in any event no later than 30 days thereafter), the Company shall prepare and file with the SEC a Shelf Registration Statement covering all
         Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the
         SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf
         Registration Statement expires). Notwithstanding the foregoing, if the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a Shelf Registration
         Statement unless and until requested to do so in writing by the Investor.

                  (ii)     Any registration pursuant to Section 4.5(b)(i) shall be effected by means of a shelf registration on an appropriate form under Rule 415 under the Securities Act (a "Shelf Registration
         Statement"). If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section
         4.5( d); provided that the Company shall not be required to facilitate an underwritten offering of
         Registrable Securities unless the expected gross proceeds from such offering exceed (i) 2% of the initial aggregate liquidation preference of the Preferred Shares if such initial aggregate liquidation preference is less than $2 billion and (ii) $200 million if the initial aggregate liquidation preference of the Preferred Shares is equal to or greater than $2 billion. The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed; provided that to the extent appropriate and permitted under applicable law, such Holders shall consider the qualifications of any broker-dealer Affiliate of the Company in selecting the lead underwriters in any such distribution.

                                                                   18

                  (iii)    The Company shall not be required to effect a registration (including a resale of
         Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 4.5(b): (A) with respect to securities that are not Registrable Securities; or (B)
         if the Company has notified the Investor and all other Holders that in the good faith judgment of the
         Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than three times in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

                  (iv)     If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a registration pursuant to
         Section 4.5(b )(i) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company's notice (a "Piggyback
         Registration"). Any such person that has made such a written request may withdraw its Registrable
         Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such
         Piggyback Registration. The Company may terminate or withdraw any registration under this Section
         4.5(b)(iv) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

                  (v)      If the registration referred to in Section 4.5(b)(iv) is proposed to be underwritten, the Company will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 4.5(b )(iv). In such event, the right of Investor and all other Holders to registration pursuant to Section 4.5(b) will be conditioned upon such persons' participation in such underwriting and the inclusion of such person's Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

                                                                   19

                  (vi)     If either (x) the Company grants "piggyback" registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.5(b )(ii) or (y) a Piggyback Registration under Section 4.5(b)(iv) relates to an underwritten offering on behalf of the Company, and in either case the managing underwriters advise the
         Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority:
         (A) first, in the case of a Piggyback Registration under Section 4.5(b)(iv), the securities the Company proposes to sell, (B) then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 4.5(b)(ii) or Section 4.5(b)(iv), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement; provided, however, that if the Company has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement.

         (c)      Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

         (d)      Obligations of the Company.  Whenever required to effect the registration of any Registrable
Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration
Statement, the Company shall, as expeditiously as reasonably practicable:

                  (i)      Prepare and file with the SEC a prospectus supplement or post-effective amendment with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 4.5(d), keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable
         Securities.

                                                                   20

                  (ii)     Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (iii)    Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

                  (iv)     Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v)      Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi)     Give written notice to the Holders:

                           (A)      when any registration statement filed pursuant to Section 4.5(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

                           (B)      of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

                                                                   21

                           (C)      of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

                           (D)      of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the applicable Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                           (E)      of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);
                  and

                           (F)      if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4. 5 (d)(x) cease to be true and correct.

                  (vii)    Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section
         4.5(d)(vi)(C) at the earliest practicable time.

                  (viii)   Upon the occurrence of any event contemplated by Section 4.5(d)(v) or 4.5(d)(vi)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section
         4.5(d)(vi)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holders' or underwriters' possession. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

                  (ix)     Use reasonable best efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book -entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

                                                                   22

                  (x)      If an underwritten offering is requested pursuant to Section 4.5(b)(ii), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in "road shows", similar sales events and other marketing activities), (A) make such representations and warranties to the
         Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain "cold comfort"
         letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings
         (provided that the Investor shall not be obligated to provide any indemnity), and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the
         Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (xi)     Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such
         Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

                  (xii)    Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.

                                                                   23

                  (xiii)   If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable
         Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the
         Company has received such request.

                  (xiv)    Timely provide to its security holders earning statements satisfying the provisions of
         Section 1.1(a) of the Securities Act and Rule 158 thereunder.

         (e)      Suspension of Sales.  Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the
Company's expense) all copies, other than permanent file copies then in the Investor and/or such Holder's possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

         (f)      Termination of Registration Rights.  A Holder's registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

         (g)      Furnishing Information.

                  (i) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in
         Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the
         Company.

                  (ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.5(d) that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

                                                                   24

                  (h)      Indemnification.

                  (i)      The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder's officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an
         "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses
         (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such
         Indemnitee "by means of' (as defined in Rule 159A) a "free writing prospectus" (as defined in Rule 405)
         that was not authorized in writing by the Company.

                  (ii)     If the indemnification provided for in Section 4.5(h)(i) is unavailable to an
         Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such
         Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the
         Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.5(h)(ii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.5(h)(i). No Indemnitee guilty of fraudulent misrepresentation
         (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from the
         Company if the Company was not guilty of such fraudulent misrepresentation.

                                                                   25

         (i)      Assignment of Registration Rights.  The rights of the Investor to registration of Registrable
Securities pursuant to Section 4.5(b) may be assigned by the Investor to a transferee or assignee of Registrable
Securities with a liquidation preference or, in the case of the Warrant, the liquidation preference of the underlying shares of Warrant Preferred Stock, no less than an amount equal to (i) 2% of the initial aggregate liquidation preference of the Preferred Shares if such initial aggregate liquidation preference is less than $2 billion and (ii) $200 million if the initial aggregate liquidation preference of the Preferred Shares is equal to or greater than $2 billion; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of
Registrable Securities that are being assigned.

         (j)      Clear Market.  With respect to any underwritten offering of Registrable Securities by the
Investor or other Holders pursuant to this Section 4.5, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf
Registration Statement (other than such registration or a Special Registration) covering any preferred stock of the Company or any securities convertible into or exchangeable or exercisable for preferred stock of the Company, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter for such underwritten offering. The
Company also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. "Special Registration" means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

         (k)      Rule 144; Rule 144A.  With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                                                                   26

                  (i)      make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the Signing Date;

                  (ii)     (A) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and (B) if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) under the Securities Act);

                  (iii)    so long as the Investor or a Holder owns any Registrable Securities, furnish to the
         Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the
         Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and

                  (iv)     take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

         (1)      As used in this Section 4.5, the following terms shall have the following respective meanings:

                  (i)      "Holder" means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.5(h)
         hereof.

                  (ii)     "Holders' Counsel" means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

                  (iii)    "Register," "registered," and "registration" shall refer to a registration effected by preparing and (A) filing a registration statement or amendment thereto in compliance with the Securities
         Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or amendment thereto or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

                                                                   27

                  (iv)     "Registrable Securities" means (A) all Preferred Shares, (B) the Warrant (subject to
         Section 4.5(q)) and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clauses (A) or (B) by way of conversion, exercise or exchange thereof, including the Warrant Shares, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be
         Registrable Securities when (1) they are sold pursuant to an effective registration statement under the
         Securities Act, (2) except as provided below in Section 4.5(p), they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (3) they shall have ceased to be outstanding or (4) they have been sold in a private transaction in which the transferor's rights under this
         Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at anyone time.

                  (v)      "Registration Expenses" mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.5, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the
         Company, blue sky fees and expenses, expenses incurred in connection with any "road show", the reasonable fees and disbursements of Holders' Counsel, and expenses of the Company's independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

                  (vi)     "Rule 144" "Rule 144A" "Rule 159A" "Rule 405" and "Rule 415" mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

                  (vii)    "Selling Expenses" mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder
         (other than the fees and disbursements of Holders' Counsel included in Registration Expenses).

         (m)      At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.5 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 4.5(b)(iv) - (vi) in any Pending Underwritten Offering to
the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder's rights or obligations under Section 4.5(g) with respect to any prior registration or Pending Underwritten Offering. "Pending Underwritten Offering" means, with respect to any Holder forfeiting its rights pursuant to this Section 4.5(m), any underwritten offering of
Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable
Securities either pursuant to Section 4.5(b )(ii) or 4.5(b )(iv) prior to the date of such Holder's forfeiture.

                                                                   28

         (n)      Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section 4.5 and that the Investor and the
Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Section 4.5 in accordance with the terms and conditions of this Section
4.5.

         (o)      No Inconsistent Agreements.  The Company shall not, on or after the Signing Date, enter into any agreement with respect to its securities that may impair the rights granted to the Investor and the Holders under this Section 4.5 or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Section 4.5. In the event the Company has, prior to the
Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Section 4.5 (including agreements that are inconsistent with the order of priority contemplated by Section 4.5(b )(vi)) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Section 4.5.

         (p)      Certain Offerings by the Investor.  In the case of any securities held by the Investor that cease to be Registrable Securities solely by reason of clause (2) in the definition of "Registrable Securities,"
the provisions of Sections 4.5(b )(ii), clauses (iv), (ix) and (x)-(xii) of Section 4.5(d), Section 4.5(h) and
Section 4.5(j) shall continue to apply until such securities otherwise cease to be Registrable Securities. In any such case, an "underwritten" offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an "underwriting agreement" shall include any purchase agreement entered into by such broker-dealers, and any "registration statement" or "prospectus" shall include any offering document approved by the Company and used in connection with such distribution.

         (q)      Registered Sales of the Warrant.  The Holders agree to sell the Warrant or any portion thereof under the Shelf Registration Statement only beginning 30 days after notifying the Company of any such sale, during which 30-day period the Investor and all Holders of the Warrant shall take reasonable steps to agree to revisions to the Warrant to permit a public distribution of the Warrant, including entering into a warrant agreement and appointing a warrant agent.

         4.6      Depositary Shares.  Upon request by the Investor at any time following the Closing Date, the
Company shall promptly enter into a depositary arrangement, pursuant to customary agreements reasonably satisfactory to the Investor and with a depositary reasonably acceptable to the Investor, pursuant to which the
Preferred Shares or the Warrant Shares may be deposited and depositary shares, each representing a fraction of a
Preferred Share or Warrant Share, as applicable, as specified by the Investor, may be issued. From and after the execution of any such depositary arrangement, and the deposit of any Preferred Shares or Warrant Shares, as applicable, pursuant thereto, the depositary shares issued pursuant thereto shall be deemed "Preferred Shares",
"Warrant Shares" and, as applicable, "Registrable Securities" for purposes of this Agreement.

                                                                   29

         4.7      Restriction on Dividends and Repurchases.

         (a)      Prior to the earlier of (x) the third anniversary of the Closing Date and (y) the date on which all of the Preferred Shares and Warrant Shares have been redeemed in whole or the Investor has transferred all of the Preferred Shares and Warrant Shares to third parties which are not Affiliates of the Investor, neither the
Company nor any Company Subsidiary shall, without the consent of the Investor, declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Company or any Company
Subsidiary (other than (i) regular quarterly cash dividends of not more than the amount of the last quarterly cash dividend per share declared or, if lower, announced to its holders of Common Stock an intention to declare, on the Common Stock prior to November 17, 2008, as adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction, (ii) dividends payable solely in shares of Common Stock, (iii)
regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Shares and the Warrant Shares, (iv) dividends or distributions by any wholly-owned
Company Subsidiary or (v) dividends or distributions by any Company Subsidiary required pursuant to binding contractual agreements entered into prior to November 17, 2008).

         (b)      During the period beginning on the third anniversary of the Closing Date and ending on the earlier of (i) the tenth anniversary of the Closing Date and (ii) the date on which all of the Preferred Shares and Warrant Shares have been redeemed in whole or the Investor has transferred all of the Preferred Shares and
Warrant Shares to third parties which are not Affiliates of the Investor, neither the Company nor any Company
Subsidiary shall, without the consent of the Investor, (A) pay any per share dividend or distribution on capital stock or other equity securities of any kind of the Company at a per annum rate that is in excess of 103% of the aggregate per share dividends and distributions for the immediately prior fiscal year (other than regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Shares and the Warrant Shares); provided that no increase in the aggregate amount of dividends or distributions on Common Stock shall be permitted as a result of any dividends or distributions paid in shares of Common Stock, any stock split or any similar transaction or (B) pay aggregate dividends or distributions on capital stock or other equity securities of any kind of any Company Subsidiary that is in excess of 103% of the aggregate dividends and distributions paid for the immediately prior fiscal year (other than in the case of this clause (B), (1) regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Shares and the Warrant Shares, (2) dividends or distributions by any wholly-owned Company Subsidiary, (3) dividends or distributions by any Company Subsidiary required pursuant to binding contractual agreements entered into prior to November 17, 2008) or (4) dividends or distributions on newly issued shares of capital stock for cash or other property.

         (c)      Prior to the earlier of (x) the tenth anniversary of the Closing Date and (y) the date on which all of the Preferred Shares and Warrant Shares have been redeemed in whole or the Investor has transferred all of the Preferred Shares and Warrant Shares to third parties which are not Affiliates of the Investor, neither the
Company nor any Company Subsidiary shall, without the consent of the Investor, redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company or any
Company Subsidiary, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than (i) redemptions, purchases or other acquisitions of the Preferred Shares and Warrant Shares, (ii) in
connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice, (iii) the acquisition by the Company or any of the Company Subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Company or any other Company Subsidiary), including as trustees or custodians, (iv) the exchange or conversion of Junior Stock

                                                                   30

for or into other Junior Stock or of Parity Stock or trust preferred securities for or into other Parity Stock
(with the same or lesser aggregate liquidation amount) or Junior Stock, in each case set forth in this clause
(iv), solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing
Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock
(clauses (ii) and (iii), collectively, the "Permitted Repurchases"), (v) redemptions of securities held by the
Company or any wholly-owned Company Subsidiary or (vi) redemptions, purchases or other acquisitions of capital stock or other equity securities of any kind of any Company Subsidiary required pursuant to binding contractual agreements entered into prior to November 17, 2008.

         (d)      Until such time as the Investor ceases to own any Preferred Shares or Warrant Shares, the
Company shall not repurchase any Preferred Shares or Warrant Shares from any holder thereof, whether by means of open market purchase, negotiated transaction, or otherwise, other than Permitted Repurchases, unless it offers to repurchase a ratable portion of the Preferred Shares or Warrant Shares, as the case may be, then held by the
Investor on the same terms and conditions.

         (e)      During the period beginning on the tenth anniversary of the Closing and ending on the date on which all of the Preferred Shares and Warrant Shares have been redeemed in whole or the Investor has transferred all of the Preferred Shares and Warrant Shares to third parties which are not Affiliates of the Investor, neither the Company nor any Company Subsidiary shall, without the consent of the Investor, (i) declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Company or any
Company Subsidiary; or (ii) redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company or any Company Subsidiary, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than (A) redemptions, purchases or other acquisitions of the Preferred Shares and Warrant Shares, (B) regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Shares and the Warrant
Shares, or (C) dividends or distributions by any wholly-owned Company Subsidiary.

         (f)      "Junior Stock" means Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. "Parity Stock" means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

                                                                   31

         4.8      Executive Compensation.  Until such time as the Investor ceases to own any debt or equity securities of the Company acquired pursuant to this Agreement or the Warrant, the Company shall take all necessary action to ensure that its Benefit Plans with respect to its Senior Executive Officers comply in all respects with Section 111(b) of the EESA as implemented by any guidance or regulation thereunder that has been issued and is in effect as of the Closing Date, and shall not adopt any new Benefit Plan with respect to its
Senior Executive Officers that does not comply therewith. "Senior Executive Officers" means the Company's "senior executive officers" as defined in subsection III (b )(3) of the EESA and regulations issued thereunder, including the rules set forth in 31 C.F.R. Part 30.

         4.9      Related Party Transactions.  Until such time as the Investor ceases to own any Purchased
Securities or Warrant Shares, the Company and the Company Subsidiaries shall not enter into transactions with
Affiliates or related persons (within the meaning of Item 404 under the SEC's Regulation S-K) unless (i) such transactions are on terms no less favorable to the Company and the Company Subsidiaries than could be obtained from an unaffiliated third party, and (ii) have been approved by the audit committee of the Board of Directors or comparable body of independent directors of the Company.

         4.10     Bank and Thrift Holding Company Status.  If the Company is a Bank Holding Company or a Savings
and Loan Holding Company on the Signing Date, then the Company shall maintain its status as a Bank Holding
Company or Savings and Loan Holding Company, as the case may be, for as long as the Investor owns any Purchased
Securities or Warrant Shares. The Company shall redeem all Purchased Securities and Warrant Shares held by the
Investor prior to terminating its status as a Bank Holding Company or Savings and Loan Holding Company, as
applicable. "Bank Holding Company" means a company registered as such with the Board of Governors of the Federal
Reserve System (the "Federal Reserve") pursuant to 12 U.S.C. §1842 and the regulations of the Federal Reserve promulgated thereunder. "Savings and Loan Holding Company" means a company registered as such with the Office of
Thrift Supervision pursuant to 12 U.S.C. §1467(a) and the regulations of the Office of Thrift Supervision promulgated thereunder.

         4.11     Predominantly Financial.  For as long as the Investor owns any Purchased Securities or Warrant
Shares, the Company, to the extent it is not itself an insured depository institution, agrees to remain predominantly engaged in financial activities. A company is predominantly engaged in financial activities if the annual gross revenues derived by the company and all subsidiaries of the company (excluding revenues derived from subsidiary depository institutions), on a consolidated basis, from engaging in activities that are financial in nature or are incidental to a financial activity under subsection (k) of Section 4 of the Bank Holding Company
Act of 1956 (12 U.S.C. 1843(k)) represent at least 85 percent of the consolidated annual gross revenues of the company.

                                                                   32

                                                     Article V
                                                   Miscellaneous

         5.1      Termination.  This Agreement may be terminated at any time prior to the Closing:

         (a)      by either the Investor or the Company if the Closing shall not have occurred by the 30th calendar day following the Signing Date; provided, however, that in the event the Closing has not occurred by such 30th calendar day, the parties will consult in good faith to determine whether to extend the term of this
Agreement, it being understood that the parties shall be required to consult only until the fifth day after such
30th calendar day and not be under any obligation to extend the term of this Agreement thereafter; provided, further, that the right to terminate this Agreement under this Section 5 .1 (a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date; or

         (b)      by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

         (c)      by the mutual written consent of the Investor and the Company.

In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement.

         5.2      Survival of Representations and Warranties.  All covenants and agreements, other than those which by their terms apply in whole or in part after the Closing, shall terminate as of the Closing. The representations and warranties of the Company made herein or in any certificates delivered in connection with the
Closing shall survive the Closing without limitation.

         5.3      Amendment.  No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer or a duly authorized representative of each party; provided that the Investor may unilaterally amend any provision of this Agreement to the extent required to comply with any changes after the Signing Date in applicable federal statutes. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.

         5.4      Waiver of Conditions.  The conditions to each party's obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

                                                                   33

         5.5      Governing Law: Submission to Jurisdiction, Etc.  This Agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia and the United States
Court of Federal Claims for any and all civil actions, suits or proceedings arising out of or relating to this
Agreement or the Warrant or the transactions contemplated hereby or thereby, and (b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 5.6 and
(ii) the Investor in accordance with federal law. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this
Agreement or the Warrant or the transactions contemplated hereby or thereby.

         5.6      Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices to the Company shall be delivered as set forth in Schedule A, or pursuant to such other instruction as may be designated in writing by the Company to the Investor. All notices to the Investor shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Investor to the Company.

                           If to the Investor:

                                    United States Department of the Treasury
                                    1500 Pennsylvania Avenue, NW, Room 2312
                                    Washington, D.C. 20220
                                    Attention: Assistant General Counsel (Banking and Finance)
                                    Facsimile: (202) 622-1974

         5.7      Definitions.

         (a)      When a reference is made in this Agreement to a subsidiary of a person, the term "subsidiary"
means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.

         (b)      The term "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition,
"control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

                                                                   34

         (c)      The terms "knowledge of the Company" or "Company's knowledge" mean the actual knowledge after reasonable and due inquiry of the "officers" (as such term is defined in Rule 3b-2 under the Exchange Act, but excluding any Vice President or Secretary) of the Company.

         5.8      Assignment.  Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (a) an assignment, in the case of a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company's stockholders (a "Business Combination") where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale and (b) as provided in Sections 3.5 and 4.5.

         5.9      Severability.  If any provision of this Agreement or the Warrant, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

         5.10     No Third Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies, except that the provisions of Section 4.5 shall inure to the benefit of the persons referred to in that
Section.

                                                       * * *

                                                                   35

                                                                                                            ANNEX A

                              FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

                                                  [SEE ATTACHED]

                                                                                                            ANNEX B

                                        FORM OF CERTIFICATE OF DESIGNATIONS
                                            FOR WARRANT PREFERRED STOCK

                                                  [SEE ATTACHED]

                                                                                                            ANNEX C

                                                  FORM OF WAIVER

In consideration for the benefits I will receive as a result of my employer's participation in the United States
Department of the Treasury's TARP Capital Purchase Program, I hereby voluntarily waive any claim against the
United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20,2008.

I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called "golden parachute" agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the T ARP Capital Purchase Program.

This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

                                                                                                            ANNEX D

                                                  FORM OF OPINION

         (a)      The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation.

         (b)      The Preferred Shares have been duly and validly authorized, and, when issued and delivered pursuant to the Agreement, the Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of Preferred Stock issued on the Closing Date with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the
Company.

         (c)      The Warrant has been duly authorized and, when executed and delivered as contemplated by the
Agreement, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

         (d)      The shares of Warrant Preferred Stock issuable upon exercise of the Warrant have been duly authorized and reserved for issuance upon exercise of the Warrant and when so issued in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable, and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the
Company.

         (e)      The Company has the corporate power and authority to execute and deliver the Agreement and the
Warrant and to carry out its obligations thereunder (which includes the issuance of the Preferred Shares, Warrant and Warrant Shares).

         (f)      The execution, delivery and performance by the Company of the Agreement and the Warrant and the
consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company.

         (g)      The Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity; provided, however, such counsel need express no opinion with respect to Section 4.5(h) or the severability provisions of the Agreement insofar as Section 4.5(h) is concerned.

                                                                                                            ANNEX E

                                                  FORM OF WARRANT

                                                  [SEE ATTACHED]

Exhibit 10.2

                                 Incorporated Under the Laws of the State of Mississippi

 Number 1-UST                                                                                         17,388

                                              Security Capital Corporation

                              Fixed Rate Cumulative Perpetual Preferred Stock (Series UST)

This certifies that UNITED STATES DEPARTMENT OF TREASURY is the owner of Seventeen Thousand Three Hundred Eighty-
eight and no/100 (17,388) shares of the Capital Stock of Security Capital Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this 26th day of June, 2009.

/s/                                                                           /s/
-----------------------------------                                           ------------------------------------
Secretary                                                                     President

                                                            Certificate
                                                                for
                                                              17,388
                                                              Shares

                                                           Capital Stock

                                                     Security Capitol Corporation

                                                            Issued To
                                                          United States
                                                    Department of the Treasury

                                                              Dated
                                                           June 26, 2009

For Value Received __________ hereby sell, assign and transfer unto __________________________________________
____________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________

In the presence of

______________________________________

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK
AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES  REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES  ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED,  SOLD OR OTHERWISE  DISPOSED
OF EXCEPT WHILE A REGISTRATION  STATEMENT  RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES
LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES
REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES
ACT PROVIDED BY RULE 144A THEREUNDER.  ANY TRANSFEREE OF THE SECURITIES  REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE
HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED  INSTITUTIONAL  BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),
(2) AGREES THAT IT WILL NOT OFFER,  SELL OR OTHERWISE  TRANSFER THE SECURITIES  REPRESENTED BY THIS  INSTRUMENT  EXCEPT
(A) PURSUANT TO A REGISTRATION  STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES
REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE  PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY  BELIEVES IS A
"QUALIFIED  INSTITUTIONAL  BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES  ACT THAT  PURCHASES FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A,  (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE  EXEMPTION FROM THE REGISTRATION  REQUIREMENTS OF THE
SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES  REPRESENTED BY THIS INSTRUMENT ARE
TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Exhibit 10.3

                                 Incorporated Under the Laws of the State of Mississippi

 Number 1-UST/W                                                                                           522

                                              Security Capital Corporation

                              Fixed Rate Cumulative Perpetual Preferred Stock (Series UST/W)

This certifies that UNITED STATES DEPARTMENT OF TREASURY is the owner of Five Hundred Twenty-two and no/100 (522)
shares of the Capital Stock of Security Capital Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this 26th day of June, 2009.

/s/                                                                           /s/
-----------------------------------                                           ------------------------------------
Secretary                                                                     President

                                                            Certificate
                                                                for
                                                                522
                                                               Shares

                                                           Capital Stock

                                                     Security Capital Corporation

                                                            Issued To
                                                          United States
                                                    Department of the Treasury

                                                              Dated
                                                          June 26, 2009

For Value Received __________ hereby sell, assign and transfer unto __________________________________________
____________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________

In the presence of

______________________________________

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK
AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES  REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES  ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED,  SOLD OR OTHERWISE  DISPOSED
OF EXCEPT WHILE A REGISTRATION  STATEMENT  RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES
LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES
REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES
ACT PROVIDED BY RULE 144A THEREUNDER.  ANY TRANSFEREE OF THE SECURITIES  REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE
HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED  INSTITUTIONAL  BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),
(2) AGREES THAT IT WILL NOT OFFER,  SELL OR OTHERWISE  TRANSFER THE SECURITIES  REPRESENTED BY THIS  INSTRUMENT  EXCEPT
(A) PURSUANT TO A REGISTRATION  STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES
REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE  PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY  BELIEVES IS A
"QUALIFIED  INSTITUTIONAL  BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES  ACT THAT  PURCHASES FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A,  (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE  EXEMPTION FROM THE REGISTRATION  REQUIREMENTS OF THE
SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES  REPRESENTED BY THIS INSTRUMENT ARE
TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Exhibit 10.4

                                     United States Department of the Treasury
                                           1500 Pennsylvania Avenue, NW
                                              Washington, D.C. 20220

                                                   June 26, 2009

Ladies and Gentlemen:

         Reference is made to that certain Letter Agreement incorporating the Securities Purchase Agreement -
Standard Terms dated of as of the date of this letter agreement (the "Securities Purchase Agreement") between
United States Department of Treasury ("Investor") and the company named on the signature page hereto (the
"Company").

         The American Recovery and Reinvestment Act of 2009, as it may be amended from time to time (the "Act"), includes provisions relating to executive compensation and other matters that may be inconsistent with the
Securities Purchase Agreement, the Warrant and the Certificate[s] of Designation (the "Transaction Documents").
Accordingly, Investor and the Company desire to confirm their understanding as follows:

         1.       Notwithstanding anything in the Transaction Documents to the contrary, in the event that the
Act or any rules or regulations promulgated thereunder are inconsistent with any of the terms of the Transaction
Documents, the Act and such rules and regulations shall control.

         2.       For the avoidance of doubt (and without limiting the generality of Paragraph 1):

                  (a)      the provisions of Section 111 of the Act shall apply to the Company;

                  (b)      the waiver to be delivered by each of the Company's Senior Executive Officers pursuant to Section 1.2(d)(v) of the Securities Purchase Agreement shall, in addition, be delivered by any additional highly compensated employees required by the Act or any rules or regulations thereunder;

                  (c)      the Company's chief executive officer and chief financial officer shall provide the written certification of compliance by the Company with the requirements of Section 111 of the Act in the manner specified by Section 111(b)(4) thereunder or in any rules or regulations under the Act; and

                  (d)      the Company shall be permitted to repay preferred shares, and when such preferred shares are repaid, the Investor shall liquidate warrants associated with such preferred shares, all in accordance with the Act and any rules and regulations thereunder.

         From and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement"
or "this Securities Purchase Agreement" or words of like import shall mean and be a reference to the Agreement
(as defined in the Securities Purchase Agreement) as amended by this letter agreement.

         This letter agreement will be governed by and construed in accordance with the federal law of the United
States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New
York applicable to contracts made and to be performed entirely within such State.

         This letter agreement, the Securities Purchase Agreement, the Warrant, the Certificates of Designation
and any other documents executed by the parties at the Closing constitute the entire agreement of the parties with respect to the subject matter hereof.

         Nothing in this letter agreement shall be deemed an admission by Investor as to the necessity of obtaining the consent of the Company in order to effect the changes to the Transaction Documents contemplated by this letter agreement, nor shall anything in this letter agreement be deemed to require Investor to obtain the consent of any other TARP recipient (as defined in the Act) participating in the Capital Purchase Program (the
"CPP") in order to effect changes to their documentation under the CPP.

         This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed sufficient as if actual signature pages had been delivered.

                                 [Remainder of this page intentionally left blank]

         In witness whereof, the parties have duly executed this letter agreement as of the date first written above.

                                                              UNITED STATES DEPARTMENT OF
                                                                 THE TREASURY

                                                              By:
                                                                 ---------------------------------------
                                                                  Name:
                                                                  Title:

                                                              COMPANY:
                                                                Security Capital Corporation

                                                              By:
                                                                 ---------------------------------------
                                                                  Name:    Connie Hawkins
                                                                  Title:   Chief Financial Officer/
                                                                           Secretary-Treasurer